                                                     REGISTRATION NO. 333-14927
                                                     REGISTRATION NO. 811-7883
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Pre-Effective Amendment No.......

                         Post-Effective Amendment No. 12

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 12



                                   ICON Funds
               (Exact Name of Registrant as Specified in Charter)

                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                     (Address of Principal Executive Office)


       Registrant's Telephone Number, including Area Code: (303) 790-1600

                                 Erik L. Jonson
                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111


                     (Name and Address of Agent for Service)

                                  With copy to:
                        Charles W. Lutter, Jr., Attorney
                 103 Canyon Oaks, San Antonio, Texas 78232-1305


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




It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)

/X/ on January 30, 2002 pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/ / on (date) pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)

/ / on (date) pursuant to paragraph (a)(2) of Rule 485

                            [LOGO] ICONFUNDS

Prospectus for the

                      ICON Fund

Read this prospectus before investing,
and keep it on file for future reference.

This cover is
not part of
the prospectus.

                                [LOGO] ICONFUNDS

                                   PROSPECTUS
                                JANUARY 30, 2002
                                   ICON FUND
                               A U.S. EQUITY FUND

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has any commission determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS.....................................................   3

HOW HAS THE FUND PERFORMED..................................   4

FEES AND EXPENSES OF THE FUND...............................   8

MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES,
  PRINCIPAL STRATEGIES AND RISKS............................   9

ADDITIONAL CONSIDERATIONS...................................  13

DISTRIBUTION ARRANGEMENTS...................................  14

ORGANIZATION AND MANAGEMENT OF THE FUND.....................  15

ABOUT YOUR ACCOUNT..........................................  18

USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES............  19

HOW TO INVEST IN THE FUND...................................  20

HOW TO REDEEM SHARES........................................  22

HOW TO MAKE EXCHANGES.......................................  24

FINANCIAL HIGHLIGHTS........................................  24

NOTICE OF PRIVACY POLICIES AND PROCEDURES...................  27


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  ICON Funds  Prospectus Page 2

                  SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES,
                              STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

    The investment objective of the ICON Fund is capital appreciation with a secondary objective of capital preservation to provide long-term growth.

PRINCIPAL STRATEGIES


    ICON Fund achieves its objective through investing primarily in the common stock and securities convertible into common stock of U.S issuers. The focus of the ICON Fund is industry rotation from a universe of 123 specific industries categorized within 10 economic sectors.



    The Fund's investment adviser believes the primary key to successful investing in the U.S. stock market is directly tied to sector rotation. Each sector is comprised of various industries. Our key to successful sector performance is through timely industry rotation within each sector. This means that the ICON Fund portfolio will change sectors from time to time and that the portfolio, within each sector, will change industries from time to time depending upon which industries demonstrate the best value.



    The ICON Fund is managed using a value approach. The investment committee uses industry allocation and sector rotation to achieve its investment objective. The investment committee strives to add value by under-weighting and over-weighting industries within each sector. The strategy focuses primarily on industries and companies comprising the Standard & Poors SuperComposite 1500 Index, which have been divided into industry groups or sectors under the Global Industry Classification Standards developed by Morgan Stanley Capital International and Standard & Poor's. Each respective sector is generally comprised of industries based on the Global Industry Classification Standards. A complete list of the industries within each of the sectors is located at pages 10 through 12 of this prospectus. The Fund primarily will select stocks from large-cap 500, mid-cap 400, and small-cap 600 indexes, and generally will have a minimum of 50-100 stocks for diversification. The ICON Fund seeks to invest in high quality companies that are "on sale." The investment committee attempts to produce above average returns compared to a broad market index or benchmark.


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  ICON Funds  Prospectus Page 3

    The investment committee uses this value approach to identify industries that are "on sale." That is, most of the stocks in an industry are priced below their intrinsic value according to the Adviser's valuation methodology.



    Unlike the ICON Fund's investment committee, most sector rotation managers perform "top down" investing. They try to predict the economy, predict what Congress will do, predict what the Federal Reserve Bank will do, and they work their way down to what sectors in which to invest. The ICON Fund's investment committee starts at the bottom. The committee identifies the companies within industries based on its value approach, then determines which sectors and industries are on sale, and simply buys them. In other words, it is approached from "bottom-up," where industries are acquired because they are bargains.


PRINCIPAL RISKS

    Please keep in mind that no fund can guarantee that it will meet its objective and that, as with any investment, you can lose money by investing in the Fund. As with all equity funds, the share price can fall because of weakness in the market as a whole, weakness in a particular industry, or weakness in specific holdings. The Fund's investments in value stocks carry the risks that the market will not recognize a stock's intrinsic value for a long time, or that a stock believed to be undervalued may actually be appropriately priced. We believe the two main risks of investing in the ICON Fund are market risk and management risk.

    * MARKET RISK: The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Small-cap and mid-cap stocks are more vulnerable to these fluctuations than large cap stocks. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

    * MANAGEMENT RISK: The risk that a strategy used by a fund's management may fail to produce the intended result.

                           HOW HAS THE FUND PERFORMED

    The following descriptions provide an overview of the Fund's historical performance. Detailed information about the Fund's strategies and risks begins on page 9.

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  ICON Funds  Prospectus Page 4

    Below the Fund's name is:

    - A bar chart that shows how the Fund has performed in the past. You should be aware that the Fund has a short operating history.

    - The highest and lowest quarterly Fund return for periods reflected in Bar Chart, to show the Fund's short-term volatility in the past.


    - A table that shows how the Fund's average annual returns compare to returns of a broad-based index. The comparative index included with the Fund's performance is included to provide a basis for comparing the Fund's performance against a specific securities market index and/or its peer group. The index accounts for both change in security price and reinvestment of dividends. The index is an unmanaged group of securities and does not reflect the costs of managing a mutual fund. An investor cannot invest directly in the indexes.


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  ICON Funds  Prospectus Page 5

                               ICON FUND I SHARE



    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.



              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON FUND I SHARE
YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

2001  5.12%


For Periods 1-1-01 to 12-31-01:
Best Quarter:   Quarter Ended 12-31-01  Total Return for that Quarter:           24.07%
Worst Quarter:  Quarter Ended 9-30-01   Total Return for that Quarter:          -20.82%



AVERAGE ANNUAL TOTAL RETURN



                                          Periods Ended
                                                           Since Inception Date
                                          1 Year                 10-12-00
ICON Fund I Share                                   5.12%             19.74%
S&P 1500 Index*                                   -10.64%             -8.59%



* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.


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  ICON Funds  Prospectus Page 6

                               ICON FUND C SHARE



    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.



              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ICON FUND C SHARE
YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

2001  4.28%


For Periods 1-1-01 to 12-31-01:
Best Quarter:   Quarter Ended 12-31-01  Total Return for that Quarter:           23.71%
Worst Quarter:  Quarter Ended 9-30-01   Total Return for that Quarter:          -20.98%



AVERAGE ANNUAL TOTAL RETURN



                                          Periods Ended
                                                           Since Inception Date
                                          1 Year                 11-28-00
ICON Fund C Share                                   4.28%             21.32%
S&P 1500 Index*                                   -10.64%            -10.13%



* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.


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  ICON Funds  Prospectus Page 7

                         FEES AND EXPENSES OF THE FUND

    This table describes the fees and expenses that you may pay if you buy and hold shares of the ICON Fund. THE TABLE DOES NOT REFLECT ANY ADDITIONAL FEES AN INVESTOR WILL PAY TO THE PROFESSIONAL ADVISER/BROKER RESPONSIBLE FOR THE SHAREHOLDER'S PURCHASE OR SALE OF FUND SHARES. THOSE FEES SHOULD BE CONSIDERED ALONG WITH FUND AND OTHER EXPENSES INCURRED BY THE SHAREHOLDER.

             SHAREHOLDER FEES                ICON FUND    ICON FUND
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)    C SHARES     I SHARES
Sales Charge (Load) Imposed on Purchases          None         None
Deferred Sales Charge (Load)                      None         None
Redemption Fee                                    None         None
Exchange Fee                                      None         None

       ANNUAL FUND OPERATING EXPENSES           ICON FUND     ICON FUND
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)   C SHARES *    I SHARES *
Management Fees                                      0.75%         0.75%
Distribution and/or Service (12b-1) Fees (a)         1.00%         0.25%
Other Expenses (b)                                   0.48%         0.60%
Total Fund Operating Expenses                        2.23%         1.60%

*   Expenses are estimates based upon prior year actual expenses.

(a) The ICON Fund has adopted a Rule 12b-1 plan which allows the Fund to pay distribution and shareholder service fees for the sale and distribution of its shares. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(b) These expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

HYPOTHETICAL EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

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  ICON Funds  Prospectus Page 8

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           FUND             1 YEAR   3 YEARS   5 YEARS   10 YEARS
ICON Fund -- C Shares        $226     $697     $1,195     $2,565
ICON Fund -- I Shares        $163     $505     $  871     $1,900

                       MORE INFORMATION ABOUT THE FUND'S
             INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

ICON FUND

INVESTMENT OBJECTIVES

    The ICON Fund seeks to achieve long-term capital appreciation with a secondary objective of capital preservation to provide long-term growth through investing primarily in equity securities. These securities include common stock and securities convertible into common stock of U.S. issuers.

PRINCIPAL STRATEGIES


    In purchasing common stocks, the portfolio will favor securities from industries and sectors that appear to be underpriced according to the Adviser's valuation model. Stocks are selected without regard to benchmark or market capitalization weightings. In other words, it does not matter to the Adviser whether securities are characterized as small-cap, mid-cap, or large-cap stocks. Currently, Standard and Poors has defined 123 industries within the SuperComposite 1500 Index. This number may vary through time as industries drop out, appear or are merged. Under normal conditions, this portfolio will be invested in stocks in only 20 to 35 of those industries. Industries and sectors will be evaluated in the context that market movements generally have themes over periods ranging from approximately six months to a couple of years. Industry exposure will change through time as stocks are sold and purchased according to the adviser's system. The table that follows demonstrates which industries are within each sector as defined by the Adviser.



    Sector and industry selection and weighting of industries within the Fund are based on the attractiveness of an industry. The investment committee uses its valuation model to analyze stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current interest rate conditions; and current price. The


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  ICON Funds  Prospectus Page 9
investment committee groups stocks into the representative industry classifications to determine those industries it deems to be attractive relative to other industries.



NAME OF SECTOR                  INDUSTRIES
Materials                       Aluminum; Commodity Chemicals;
                                Construction Materials; Diversified
                                Chemicals; Diversified Metals &
                                Mining; Fertilizers & Agricultural
                                Chemicals; Forest Products; Gold;
                                Industrial Gases; Metal & Glass
                                Containers; Paper Packaging; Paper
                                Products; Precious Metals &
                                Minerals; Specialty Chemicals; and
                                Steel.
Consumer Discretionary          Advertising; Apparel & Accessories;
                                Apparel Retail; Auto Parts &
                                Equipment; Automobile
                                Manufacturers; Catalog Retail;
                                Computer & Electronics Retail;
                                Consumer Electronics; Department
                                Stores; Distributors; Footwear;
                                General Merchandise Stores; Home
                                Furnishings; Home Improvement
                                Retail; Homebuilding; Household
                                Appliances; Housewares &
                                Specialties; Internet Retail;
                                Motorcycle Manufacturers;
                                Photographic Products; Specialty
                                Stores; Textiles; and Tires &
                                Rubber.
Energy                          Integrated Oil & Gas; Oil &
                                Gas Drilling; Oil & Gas Equipment &
                                Services; Oil & Gas Exploration &
                                Production; and Oil & Gas Refining
                                & Marketing.


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  ICON Funds  Prospectus Page 10

NAME OF SECTOR                  INDUSTRIES
Financial                       Banks; Consumer Finance;
                                Diversified Financial Services;
                                Insurance Brokers; Life & Health
                                Insurance; Multi-Line Insurance;
                                Multi-Sector Holdings; Property &
                                Casualty Insurance; Real Estate
                                Investment Trusts; Real Estate
                                Management & Development; and
                                Reinsurance.
Healthcare                      Biotechnology; Health Care
                                Distributors & Services; Health
                                Care Equipment; Health Care
                                Facilities; Health Care Supplies;
                                Managed Health Care; and
                                Pharmaceuticals.
Leisure and Consumer Staples    Broadcasting/Cable; Casinos &
                                Gaming; Leisure Products; Hotels;
                                Publishing & Printing; Tobacco;
                                Agricultural Products; Brewers;
                                Distillers & Vintners; Drug Retail;
                                Food Distributors; Food Retail;
                                Household Products; Leisure
                                Facilities; Meat, Poultry & Fish;
                                Movies & Entertainment; Packaged
                                Foods; Personal Products; Soft
                                Drinks; and Restaurants.
Information Technology          Application Software; Computer
                                Hardware; Computer Storage &
                                Peripherals; Electronic Equipment &
                                Instruments; Internet Software &
                                Services; IT Consulting & Services;
                                Networking Equipment; Office
                                Electronics; Semiconductor
                                Equipment; Semiconductors; Systems
                                Software; and Telecommunications
                                Equipment.



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  ICON Funds  Prospectus Page 11

NAME OF SECTOR                  INDUSTRIES
Telecommunication & Utilities   Electric Utilities; Gas Utilities;
                                Multi-Utilities; Water Utilities;
                                Alternative Carriers; Integrated
                                Telecommunications Services; and
                                Wireless Telecommunication
                                Services.
Industrials                     Aerospace & Defense; Air Freight &
                                Couriers; Airlines; Airport
                                Services; Building Products;
                                Commercial Printing; Construction &
                                Engineering; Construction & Farm
                                Machinery; Data Processing
                                Services; Diversified Commercial
                                Services; Electrical Components &
                                Equipment; Employment Services;
                                Environmental Services; Heavy
                                Electrical Equipment; Highways &
                                Railtracks; Industrial
                                Conglomerates; Industrial
                                Machinery; Marine; Marine Ports &
                                Services; Office Services &
                                Supplies; Railroads; Trading
                                Companies & Distributors; and
                                Trucking.


    TEMPORARY DEFENSIVE POSITION: In seeking its primary investment objective of capital appreciation, the Fund may expect that it generally will hold investments for at least six months. However, if the Adviser concludes that economic, market, or industry conditions warrant major adjustments in any Fund's investment positions, or if unusual market conditions or developments dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund. To the extent the Fund takes a defensive position, it may not achieve its stated objective.


    PORTFOLIO TURNOVER: The Adviser buys and sells securities for the Fund to accomplish its investment objective. The Fund's investment policies may lead to frequent changes in investments, or "portfolio turnover." The Fund may have a higher portfolio turnover rate compared to other mutual funds.


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  ICON Funds  Prospectus Page 12

Higher portfolio turnover (e.g., over 100% per year) will cause a portfolio to incur additional brokerage and other transaction costs and may result in taxable gains being passed through to shareholders. Higher costs associated with increased portfolio turnover may offset gains in a fund's performance. Portfolio turnover rates for the ICON Fund are contained on the Financial Highlights page of this prospectus.


PRINCIPAL RISKS

    As stated in the summary, we believe the two main risks of investing in the ICON Fund are market risk and management risk.

    MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Mid-cap stocks are more vulnerable to these fluctuations than large cap stocks, and small-caps are even more vulnerable. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them.

    MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result. This risk is common to all mutual funds.

                           ADDITIONAL CONSIDERATIONS


    CONCENTRATION POLICY: ICON Fund will not invest more than 25% of its assets in any one industry.


    FUNDAMENTAL POLICIES: The investment objectives of the Fund, including its concentration policy, and certain of the limitations set forth in the Statement of Additional Information ("SAI") as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. Fundamental limitations set forth in the SAI include, among other things, limiting borrowing to 33 1/3% for temporary, extraordinary purposes; restricting short sales to situations where the security is owned by the Fund; restricting the acquisition of more than 10% of the voting securities of any one issuer; and limiting lending of Fund assets.

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  ICON Funds  Prospectus Page 13

    SHAREHOLDER RIGHTS: The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. On matters affecting only one class of shares, the matters will only be submitted to the holders of shares of that class for vote. On all other matters, all shares of the Fund have equal voting rights and liquidation rights.

                           DISTRIBUTION ARRANGEMENTS

    The ICON Fund has adopted of a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the two classes of shares in the ICON Fund. The ICON Fund will accrue monies to pay distribution and/or service fees to broker-dealers and other service providers daily at a rate based on a percentage of assets for each class of shares, computed separately, in order to:

(a) make payments to the ICON Fund's Distributor and to securities dealers and others in respect of the sale of shares of the respective class of the ICON Fund;

(b) pay compensation to and expenses of personnel (including personnel of organizations with which ICON Fund has entered into agreements related to the distribution Plan) who engage in or support distribution of shares of ICON Fund or who render shareholder support services not otherwise provided by ICON Fund's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding ICON Fund, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in ICON Fund, and providing such other shareholder services as ICON Fund may reasonably request;

(c) form and implement marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

(d) prepare, print and distribute sales literature;

(e) prepare, print and distribute prospectuses and statements of additional information and reports of ICON Fund for recipients other than existing shareholders of ICON Fund;

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  ICON Funds  Prospectus Page 14

(f) obtain information, analyses and reports with respect to marketing and promotional activities as ICON Fund may, from time to time, deem advisable.

    ICON Fund assets may be utilized to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of it's shares, including personal services provided to prospective and existing ICON Fund shareholders, provided the total amount expended pursuant to this Plan does not exceed 0.25% of net assets on an annual basis.

    ADDITIONAL AMOUNT FOR CLASS C SHARES. Fund assets attributable to Class C shares in specific shareholder accounts will be utilized to cover fees paid to broker-dealers and others for marketing, sales and promotional services related to distribution of said shares in an amount not to exceed 0.75% of net assets on an annual basis, for a total of 1.00%.

    Because distribution related fees with respect to each class of shares are paid out of ICON Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

HOW IS THE ICON FUND ORGANIZED?

    The ICON Fund is a diversified "open-end management investment company" or mutual fund. Mutual funds pool money from shareholders and invest it to try to achieve specified objectives.

    The ICON Fund is a subtrust or series of the ICON Funds which was formed on September 19, 1996, as a "business trust" under the laws of the Commonwealth of Massachusetts. ICON Funds is a "series" company which is authorized to issue shares without par value in separate series of the same class. Shares of numerous series have been authorized. The Board of Trustees has the power to create additional portfolios at any time without a vote of shareholders. No annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share.

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  ICON Funds  Prospectus Page 15

WHO RUNS THE FUNDS?

TRUSTEES

    The business affairs of each Fund are governed by the Funds' Board of Trustees. The Trustees meet regularly to establish and review policies, review the Funds' investments, performance, expenses, contracts, and other business affairs. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

PORTFOLIO MANAGEMENT--THE INVESTMENT ADVISER


    Meridian Investment Management Corporation, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, furnishes investment advice to the Fund and manages the Fund's investments. As successor to an advisory service established in 1986, Meridian was incorporated in Colorado in April 1991. It is owned by Meridian Management & Research Corporation (MM&R). Craig T. Callahan owns 100% of the stock of MM&R. Prior to January 1999, Michael J. Hart was a 50% shareholder of MM&R. Upon his resignation, Mr. Hart's shares were redeemed. Meridian's sole business is the management and service of growth-oriented portfolios to meet the investment needs of its clients. Meridian manages more than $850 million for clients which include individuals, pension and profit sharing plans, foundations, endowments, and public retirement systems. Meridian's value-based investment style utilizes fundamental procedures and quantitative tools developed internally.


    The investment decisions for the ICON Fund are made by the Adviser's Investment Committee. The Investment Committee is primarily responsible for the day-to-day management of the ICON Fund's portfolio. The Committee meets regularly as well as when circumstances dictate. Quantitative data and investment recommendations are presented by members of the research team and are discussed by the Committee. Decisions concerning industries for the Fund are agreed upon by the Committee. The investment committee is responsible for selecting the securities in each industry. Analysts provide data necessary to make decisions at the investment committee level. Once an investment decision has been reached, trading instructions are executed by the trading department.

    Dr. Craig T. Callahan is Chairman of the Investment Committee. He also directs Meridian's investment research and analysis. Dr. Callahan has

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  ICON Funds  Prospectus Page 16
been Chief Investment Officer for the Adviser and its predecessor since 1986. He earned a Doctorate of Business Administration (Finance) degree from Kent State University, and began his investment career in 1979.

THE MANAGEMENT FEE

    For the services provided to the ICON Funds, Meridian receives a monthly fee. The fee is calculated at an annual rate. It is based on the Fund's average daily net assets. The fee for the ICON Fund is 0.75% of the Fund's average daily net assets.

    The Adviser pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes to the extent not covered by ICON Fund's distribution plan. Subject to regulations and its obligation to seek best execution, the Adviser may give consideration to sales of shares of the Fund as a factor in selecting brokers and dealers to execute portfolio transactions.

    The Adviser may, from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders.

THE ADMINISTRATOR

    ICON Funds retains Meridian as administrator to manage its business affairs and provide administrative services. Some of these services include reporting to regulators, such as the SEC, and providing necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Funds. The fee is calculated at an average annual rate of 0.05%, declining to 0.04% for net assets above $500 million. Some employees of Meridian serve as officers of ICON Funds.

THE DISTRIBUTOR

    ICON Funds retains Meridian Clearing Corporation, an affiliate of the Adviser, to act as the principal distributor of ICON Fund shares.
Craig T. Callahan and Erik L. Jonson are officers of the distributor and officers of the ICON Fund. The ICON Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders.

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  ICON Funds  Prospectus Page 17

    The ICON Fund pays all other expenses for its operations and activities. ICON Fund pays its allocable portion of ICON Funds' series level expenses. The expenses borne by the ICON Fund include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                               ABOUT YOUR ACCOUNT

PRICING SHARES AND RECEIVING SALES PROCEEDS

    Here are some procedures you should know when investing in the ICON Fund.

HOW AND WHEN SHARES ARE PRICED

    The share price (also called the net asset value or NAV) for the ICON Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. Eastern time, each day the New York Stock Exchange is open for business. To calculate the NAV, the ICON Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The net asset value per share of the ICON Fund will fluctuate.

    When ICON Fund calculates its share price, it values the securities held at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Board of Trustees.

HOW YOUR PURCHASE, SALE OR EXCHANGE PRICE IS DETERMINED

    If your request is received in "proper order" (as defined on p. 19) by our Transfer Agent in correct form by 4 p.m. Eastern time, or prior to the close of the NYSE, whichever is earlier, your transaction will be priced at that day's NAV. If your request is received after 4 p.m. Eastern time, it will be priced at the next day's NAV.

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  ICON Funds  Prospectus Page 18

HOW YOU CAN RECEIVE THE PROCEEDS FROM A SALE

    If your redemption request is received by our Transfer Agent in correct form by 4 p.m. Eastern time, proceeds are sent within five business days. You may receive redemption payments in the form of a check or federal wire transfer. If you use a broker to redeem, the broker may charge a transaction fee for the redemption. There is no charge for wire redemptions; however, the Fund reserves the right to charge for this service in the future.

OTHER PURCHASE INFORMATION


    Dividends begin to accrue after you become a shareholder. The ICON Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the ICON Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the ICON Fund, and a fee of $25 will be charged. If you are already a shareholder, the ICON Fund can redeem shares from any identically registered account in the ICON Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the ICON Fund.


    Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. ICON Funds reserves the right to refuse investments from shareholders who engage in short-term trading.

                USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

DIVIDENDS, CAPITAL GAIN AND TAXES

UNITED STATES TAXES

    Dividends and capital gain distributions are reinvested, without charge, in additional Fund shares, unless you select differently on your new account form. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. The advantage of reinvesting distributions arises from you receiving income dividends and capital gains distributions on a rising number of shares. Dividends not reinvested are paid by check or wire to your financial institution.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 19

    The Fund expects to distribute almost all of its net investment income, if any, and any net realized capital gains, at least once each year. Each January, the Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year.

    Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income. This occurs whether the dividend or distribution was received in cash or reinvested in additional shares. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

    You should consult your own tax adviser about your particular situation. For more information about other tax matters, see the SAI.

                           HOW TO INVEST IN THE FUND

    Shares of ICON Fund are sold on a continuous basis. You may invest any amount you choose as often as you wish. However, the minimum amount of an initial investment in the ICON Fund is $1,000. Shares may also be purchased through a broker-dealer or other financial institution authorized by the Fund's distributor, and you may be charged a fee for this service by that broker-dealer or institution.

    INITIAL PURCHASE BY MAIL: You may purchase shares of the ICON Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it in proper form, together with a check (subject to the above minimum amounts) made payable to ICON Fund and sent to the address listed below. If you prefer overnight delivery, use the overnight street address listed below. Cash is not accepted.

U.S. MAIL:                       OVERNIGHT:
-------------------------------  ------------------------------------------
ICON Funds                       ICON Funds
Mutual Fund Services             Mutual Fund Services - Third Floor
Post Office Box 701              615 East Michigan Street
Milwaukee, Wisconsin 53201-0701  Milwaukee, Wisconsin 53202

    Your purchase of shares of ICON Funds will be effected at the next share price calculated after receipt of your investment. The beneficial owners' custodians will agree to provide the Fund with the states in which

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 20
the beneficial owners reside at the time of purchasing shares so that the Fund can comply with applicable state laws.

    INITIAL PURCHASE BY WIRE: You may also purchase shares of the ICON Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If the money is to be wired, you must call the Transfer Agent at 1-800-764-0442 for wiring instructions. You should be prepared to provide the information on the application to the Transfer Agent.

    You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the ICON Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by ICON Funds.

    ADDITIONAL INVESTMENTS: Shareholders may add to their account at any time by purchasing shares by mail or by wire according to the above instructions. Shareholders should notify the Transfer Agent at 1-800-764-0442 prior to sending their wire. The remittance form which is attached to a shareholder's individual account statement should, if possible, accompany any investment made through the mail. Every purchase request must include a shareholder's account registration number in order to assure that funds are credited properly.

    AUTOMATIC INVESTMENT PLAN: You may make regular investments in the ICON Fund with the Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

    TAX SHELTERED RETIREMENT PLANS: Since the ICON Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 21
employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact your adviser for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable.

                              HOW TO REDEEM SHARES

    REDEMPTIONS BY MAIL: You may redeem any part of your account in the ICON Fund at no charge by mail. Your request should be addressed to:

                     ICON Funds
                     Mutual Fund Services
                     Post Office Box 701
                     Milwaukee, Wisconsin 53201


    "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions in excess of $25,000, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the ICON Fund or US Bancorp Fund Services LLC, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


    REDEMPTIONS BY TELEPHONE: If an election is made on the investment application (or subsequently in writing), you may redeem any part of your account in the ICON Fund by calling the Transfer Agent at 1-800-764-0442. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

    The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 22
market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving, and in a timely fashion responding to, telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

    SPECIAL REDEMPTION ARRANGEMENTS: Special arrangements may be made by institutional investors or on behalf of accounts established by brokers, advisers, banks or similar institutions to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call 1-800-764-0442.

    ADDITIONAL INFORMATION: If you are not certain of the requirements for a redemption, please call the Transfer Agent at 1-800-764-0442. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed, or when trading is restricted for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

    Because the ICON Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $5,000 due to redemption, or other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares to the minimum amount within the 30 day period. Each share is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

    ICON Fund has the authority to redeem existing accounts and to refuse a potential account if the Fund reasonably determines that the failure to

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 23
redeem, or to prohibit, would have a material adverse consequence to the Fund and its shareholders.

                             HOW TO MAKE EXCHANGES

    Shares of the ICON Fund may be exchanged for shares of any other series of ICON Funds based on the respective net asset values of each Fund involved. An exchange may be made by following the redemption procedure described above under "How to Redeem Shares" or if a telephone redemption has been elected, by calling the transfer agent at 1-800-764-0442. The other ICON Funds are offered by a separate prospectus, which should be received and read prior to investment. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights for the ICON Fund will help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Fund's annual report, which is available without charge upon request. The Financial Highlights should be read in conjunction with the financial statements and notes included in the annual report.

AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

    The schedules provide an analysis of the items that affected the Fund's net asset values, on a per share basis. The schedules provide the total return, distributions per share, assets in the Fund, expense ratio and portfolio turnover.

    The first line is the beginning of period net asset value per share (NAV) and the components of the current fiscal period's activity are shown in sections that follow. The increase (or decrease) due to investment operations is first followed by gains (or losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 24

    Also included in the schedule are the total return percentages for the Fund. Total return is the annual rate of return on an investment including appreciation and dividends or interest.

    The next item in this schedule is the Fund's expense ratio, or percentage of net assets that was used to cover the operating expenses of the Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

    The next item on the schedule is the ratio of net investment income, which is the net investment income earned from investment operations divided by the average net assets of the Fund during the reporting period.

    The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in the Fund's portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, due to purchase or redemptions by shareholders, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 25

                              FINANCIAL HIGHLIGHTS
                                   ICON FUND

    For a share outstanding throughout each of the periods noted:

                                                   I SHARE                  C SHARE
                                             -------------------      -------------------
                                               FOR THE PERIOD           FOR THE PERIOD
                                              OCTOBER 12, 2000         NOVEMBER 28, 2000
                                               (INCEPTION) TO           (INCEPTION) TO
                                             SEPTEMBER 30, 2001       SEPTEMBER 30, 2001
                                             -------------------      -------------------
Net Asset Value, Beginning of Period.......        $ 10.00                  $ 10.62
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)+..........          (0.05)                   (0.10)
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized).......           0.09                    (0.54)
                                                   -------                  -------
    Total from Investment Operations.......           0.04                    (0.64)
NET ASSET VALUE, END OF PERIOD.............        $ 10.04                  $  9.98
Total Return (b)...........................          0.40%                    (0.20)%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's)......        $23,261                  $ 6,324
    Average Net Assets for the Period
      (000's)..............................        $23,802                  $ 2,920
    Ratio of Expenses to Average Net
      Assets*..............................           1.60%                    2.23%
    Ratio of Net Investment Income to
      Average Net Assets*..................          (0.36)%                  (1.24)%
    Portfolio Turnover Rate (a)............         124.61%                  124.61%

*   Annualized for Periods Less Than a Year

+   Calculated Using Average Share Method

(a) Portfolio turnover is calculated at the Fund level, and therefore represents the period October 12, 2000 to September 30, 2001.

(b) Since the Fund has been in existence for less than one year, there is no annual total return calculation.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 26

NOTICE OF PRIVACY POLICIES AND PROCEDURES

We collect non-public personal information about you from you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call us at 1-800-828-4881.

This notice applies to Meridian Investment Management Corporation; ICON Funds; and Meridian Clearing Corporation, distributor for the ICON Funds.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 27

                                [LOGO] ICONFUNDS

Offered By This Prospectus:


ICON Fund, a U.S. Equity Fund  I Share - ICNIX  C Share - ICNCX


Offered By a Separate Prospectus:

U.S. EQUITY FUNDS


ICON Materials Fund - ICBMX
ICON Consumer Discretionary Fund - ICCCX
ICON Energy Fund - ICENX
ICON Financial Fund - ICFSX
ICON Healthcare Fund - ICHCX
ICON Leisure and Consumer Staples Fund - ICLEX
ICON Information Technology Fund - ICTEX
ICON Telecommunications & Utilities Fund - ICTUX
ICON Industrials Fund - ICTRX


INTERNATIONAL EQUITY FUNDS


ICON Asia-Pacific Region Fund - ICARX
ICON North Europe Region Fund - ICNEX
ICON South Europe Region Fund - ICSEX
ICON Western Hemisphere Fund


FIXED INCOME FUND


ICON Short-Term Fixed Income Fund - ICSTX



INVESTMENT ADVISER......................  Meridian Investment Management Corporation
ADMINISTRATOR...........................  Meridian Investment Management Corporation
DISTRIBUTOR.............................  Meridian Clearing Corporation
INDEPENDENT ACCOUNTANTS.................  PricewaterhouseCoopers LLP
COUNSEL.................................  Charles W. Lutter, Jr., Esq.
TRANSFER AGENT..........................  US Bancorp Fund Services LLC
CUSTODIAN...............................  US Bank N.A.


--------------------------------------------------------------------------------

  ICON Funds  Prospectus Page 28

                                [LOGO] ICONFUNDS

FOR FURTHER INFORMATION

More information about the ICON Fund is available to you free of charge. The Fund's Annual and Semi-Annual Reports contain the Fund's financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance in these reports. In addition, a Statement of Additional Information (SAI) containing more detailed information about the ICON Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semi-Annual Reports and the SAI from the ICON Funds:

BY TELEPHONE     Call 1-888-389-4266

BY MAIL          ICON Funds
                 c/o Meridian Investment Management Corporation
                 5299 DTC Boulevard, Suite 1200
                 Greenwood Village, Colorado 80111

IN PERSON        Meridian Investment Management Corporation
                 5299 DTC Boulevard, Suite 1200
                 Greenwood Village, Colorado 80111

ON THE INTERNET  www.iconfunds.com or text-only
                 versions of fund documents can be
                 viewed or downloaded from the
                 Securities and Exchange Commission's
                 internet site at www.sec.gov


BY MAIL, E-MAIL OR IN PERSON FROM THE  Visit, write or e-mail:
SECURITIES AND EXCHANGE COMMISSION     SEC's Public Reference Section
(YOU WILL PAY A COPYING FEE)           Washington, D.C. 20549-0102
                                       (202) 942-8090 For hours of
                                       operation.
                                       e-mail address: publicinfo@sec.gov


                                              ICON Funds' SEC File No. 811-07883

--------------------------------------------------------------------------------

  ICON Funds  Prospectus Page 29

[LOGO] ICONFUNDS

FROM MERIDIAN INVESTMENT MANAGEMENT CORPORATION

5299 DTC Boulevard
Suite 1200
Greenwood Village, Colorado 80111
Telephone: (303) 790-1600
Toll-Free: (888) 389-4266
Facsimile: (303) 799-8768
Web: www.iconfunds.com
E-Mail: icon@mimcorp.com

-----------------------------------------------

Distributed by
MERIDIAN CLEARING CORPORATION
5299 DTC Boulevard
Suite 1200
Greenwood Village, Colorado 80111

-----------------------------------------------

For more information contact
US BANCORP FUND SERVICES LLC
Toll-Free: (800) 764-0442

-----------------------------------------------

This prospectus does not constitute an offering in any jurisdiction in which such an offering may not lawfully be made. No person is authorized to make any representations in connection with this offering, other than those contained in this prospectus.

[GRAPHIC]
                            Prospectus for the
                            [LOGO] ICONFUNDS

[GRAPHIC]

Read this prospectus before investing,
and keep it on file for future reference.

This cover is
not part of
the prospectus.



[GRAPHIC]

                                [LOGO] ICONFUNDS

                                   PROSPECTUS

                                JANUARY 30, 2002

U.S. EQUITY FUNDS

    ICON Materials Fund (formerly ICON Basic Materials Fund)
    ICON Consumer Discretionary Fund
      (formerly ICON Consumer Cyclicals Fund)
    ICON Energy Fund
    ICON Financial Fund (formerly ICON Financial Services Fund)
    ICON Healthcare Fund
    ICON Leisure and Consumer Staples Fund
      (formerly ICON Leisure Fund)
    ICON Information Technology Fund (formerly ICON Technology Fund) ICON Telecommunication & Utilities Fund
    ICON Industrials Fund (formerly ICON Transportation Fund)

FIXED INCOME FUND

    ICON Short-Term Fixed Income Fund

INTERNATIONAL EQUITY FUNDS

    ICON Asia-Pacific Region Fund (formerly ICON Asia Region Fund) ICON North Europe Region Fund
    ICON South Europe Region Fund
    ICON Western Hemisphere Fund

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has any commission determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS.....................................................   3

  U.S. EQUITY FUNDS.........................................   3
  INTERNATIONAL EQUITY FUNDS................................   9
  SHORT-TERM FIXED INCOME FUND..............................  12

FUND BY FUND SUMMARIES
  HOW HAVE THE FUNDS PERFORMED..............................  13

FEES AND EXPENSES OF THE FUNDS..............................  27

MORE INFORMATION ABOUT THE FUNDS' INVESTMENT OBJECTIVES,
  PRINCIPAL STRATEGIES AND RISKS............................  29

  U.S. EQUITY FUNDS.........................................  29
  INTERNATIONAL EQUITY FUNDS................................  36
  FIXED INCOME FUND.........................................  41

ORGANIZATION AND MANAGEMENT OF THE FUNDS....................  43

ABOUT YOUR ACCOUNT..........................................  46

USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES............  48

HOW TO INVEST IN THE FUNDS..................................  49

HOW TO REDEEM SHARES........................................  51

HOW TO MAKE EXCHANGES.......................................  52

FINANCIAL HIGHLIGHTS........................................  53

  ICON MATERIALS FUND.......................................  55
  ICON CONSUMER DISCRETIONARY FUND..........................  56
  ICON ENERGY FUND..........................................  57
  ICON FINANCIAL FUND.......................................  58
  ICON HEALTHCARE FUND......................................  59
  ICON LEISURE AND CONSUMER STAPLES FUND....................  60
  ICON INFORMATION TECHNOLOGY FUND..........................  61
  ICON TELECOMMUNICATION & UTILITIES FUND...................  62
  ICON INDUSTRIALS FUND.....................................  63
  ICON ASIA-PACIFIC REGION FUND.............................  64
  ICON NORTH EUROPE REGION FUND.............................  65
  ICON SOUTH EUROPE REGION FUND.............................  66
  ICON SHORT-TERM FIXED INCOME FUND.........................  67

NOTICE OF PRIVACY POLICIES AND PROCEDURES...................  68


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  ICON Funds  Prospectus Page 2

                  SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES,
                              STRATEGIES AND RISKS

    The ICON Funds consist of fifteen portfolios. This prospectus discusses fourteen portfolios each of which has its own investment objectives and policies. The portfolios are designed to serve a wide range of investor needs. To help you understand the ICON Funds and decide which Fund is appropriate for you, this section reviews the investment objectives, strategies and risks.

U.S. EQUITY FUNDS

INVESTMENT OBJECTIVES

    The investment objective of each U.S. Equity Fund is to provide long-term growth through investing primarily in common stock and securities convertible into common stock of U.S. issuers.

PRINCIPAL STRATEGIES


    The ICON U.S. Equity Funds are sector funds and are managed using a value approach. Each of the U.S. Equity Funds achieves its objective through investing primarily in the common stock and securities convertible into common stock within the respective sector. Each sector is comprised of various industries as defined in this prospectus. The ICON Funds' Investment Committee strives to add value by under-weighting and over-weighting industries within each portfolio's sector. The strategy focuses primarily on companies comprising the Standard & Poor's SuperComposite 1500 Index ("S&P 1500"), which have been divided into economic sectors and industry groups under the Global Industry Classification Standards developed by Morgan Stanley Capital International and
Standard & Poor's. The ICON U.S. Equity Funds are generally comprised of industries based on the Global Industry Classification Standards. A complete list of the industries represented in each of the ICON U.S. Equity Funds can be found at the end of this section. Although the funds are non-diversified, each Fund generally will have a minimum of 2-3 industries. Stocks are selected to achieve industry exposure without regard to the size of the companies or market capitalization. In other words, it does not matter to the Adviser whether securities are small-cap, mid-cap, or large-cap stocks. The Investment Committee attempts to produce above average returns compared to its industry/sector.


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  ICON Funds  Prospectus Page 3

    A sector fund is a targeted mutual fund. An example of a sector would be Information Technology which is made up of twelve industries. Application Software is an industry inside of the Information Technology sector. Financial is also a sector. It is made up of ten industries. Banks is an industry inside of the Financial sector. Under normal circumstances, at least 80% of the assets of each Fund is invested in securities of companies principally engaged in the particular sector at the time of purchase.


    With respect to industry rotation, the Investment Committee identifies whether an industry as a whole is overpriced or underpriced. If the companies in a particular industry are underpriced, that industry is more likely to become a sector leader. As themes in the market change, different industries within particular sectors may become sector leaders.

    The methodology is "bottom up" and relies upon quantitative data about the respective companies. Companies are analyzed to select the industry/sector leaders. Once the industries are identified, stocks of companies in the respective industries are selected. The Investment Committee evaluates individual stocks by computing an intrinsic stock value. This figure is computed using an equation that considers a company's average earnings per share and forward earnings growth rate, then making a determination of present value by discounting risk and opportunity costs. The Investment Committee then compares the intrinsic value to the stock price to identify whether the stock is underpriced or overpriced.


NAME OF FUND                    INDUSTRIES
ICON Materials Fund (formerly   Aluminum; Commodity Chemicals;
ICON Basic Materials Fund)      Construction Materials; Diversified
                                Chemicals; Diversified Metals &
                                Mining; Fertilizers & Agricultural
                                Chemicals; Forest Products; Gold;
                                Industrial Gases; Metal & Glass
                                Containers; Paper Packaging; Paper
                                Products; Precious Metals &
                                Minerals; Specialty Chemicals; and
                                Steel.


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  ICON Funds  Prospectus Page 4

NAME OF FUND                    INDUSTRIES
ICON Consumer Discretionary     Advertising; Apparel & Accessories;
Fund (formerly ICON Consumer    Apparel Retail; Auto Parts &
Cyclicals Fund)                 Equipment; Automobile
                                Manufacturers; Catalog Retail;
                                Computer & Electronics Retail;
                                Consumer Electronics; Department
                                Stores; Distributors; Footwear;
                                General Merchandise Stores; Home
                                Furnishings; Home Improvement
                                Retail; Homebuilding; Household
                                Appliances; Housewares &
                                Specialties; Internet Retail;
                                Motorcycle Manufacturers;
                                Photographic Products; Specialty
                                Stores; Textiles; and Tires &
                                Rubber.
ICON Energy Fund                Integrated Oil & Gas; Oil & Gas
                                Drilling; Oil & Gas Equipment &
                                Services; Oil & Gas Exploration &
                                Production; and Oil & Gas
                                Refining & Marketing.
ICON Financial Fund (formerly   Banks; Consumer Finance;
ICON Financial Services Fund)   Diversified Financial Services;
                                Insurance Brokers; Life & Health
                                Insurance; Multi-Line Insurance;
                                Multi-Sector Holdings; Property &
                                Casualty Insurance; Real Estate
                                Investment Trusts; Real Estate
                                Management & Development; and
                                Reinsurance.
ICON Healthcare Fund            Biotechnology; Health Care
                                Distributors & Services; Health
                                Care Equipment; Health Care
                                Facilities; Health Care Supplies;
                                Managed Health Care; and
                                Pharmaceuticals.



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  ICON Funds  Prospectus Page 5

NAME OF FUND                    INDUSTRIES
ICON Leisure and Consumer       Broadcasting/Cable; Casinos &
Staples Fund (formerly ICON     Gaming; Leisure Products; Hotels;
Leisure Fund)                   Publishing & Printing; Tobacco;
                                Agricultural Products; Brewers;
                                Distillers & Vintners; Drug Retail;
                                Food Distributors; Food Retail;
                                Household Products; Leisure
                                Facilities; Meat, Poultry & Fish;
                                Movies & Entertainment; Packaged
                                Foods; Personal Products; Soft
                                Drinks; and Restaurants.
ICON Information Technology     Application Software; Computer
Fund (formerly ICON Technology  Hardware; Computer Storage &
Fund)                           Peripherals; Electronic
                                Equipment & Instruments; Internet
                                Software & Services; IT
                                Consulting & Services; Networking
                                Equipment; Office Electronics;
                                Semiconductor Equipment;
                                Semiconductors; Systems Software;
                                and Telecommunications Equipment.
ICON Telecommunication &        Electric Utilities; Gas Utilities;
Utilities Fund                  Multi- Utilities; Water Utilities;
                                Alternative Carriers; Integrated
                                Telecommunications Services; and
                                Wireless Telecommunication
                                Services.
ICON Industrials Fund           Aerospace & Defense; Air Freight &
(formerly ICON Transportation   Couriers; Airlines; Airport
Fund)                           Services; Building Products;
                                Commercial Printing;
                                Construction & Engineering;
                                Construction & Farm Machinery; Data
                                Processing Services; Diversified
                                Commercial Services; Electrical
                                Components & Equipment; Employment
                                Services; Environmental Services;
                                Heavy Electrical Equipment;
                                Highways  & Railtracks; Industrial
                                Conglomerates; Industrial
                                Machinery; Marine; Marine Ports &
                                Services; Office Services &
                                Supplies; Railroads; Trading
                                Companies & Distributors; and
                                Trucking.


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  ICON Funds  Prospectus Page 6

PRINCIPAL RISKS


    Please keep in mind that no fund can guarantee that it will meet its objective and that, as with any investment, you can lose money by investing in the ICON Funds. As with all equity funds, the share price can fall because of weakness in the market as a whole, weakness in a particular industry, or weakness in specific holdings. The value methodology used by the Funds carries the risks that the market will not recognize a stock's intrinsic value for a long time, or that a stock believed to be undervalued may actually be appropriately priced. We believe the main risks of investing in the U.S. Equity Funds are market risk, management risk, concentration risk, non-diversification risk, and sector/industry risk.


    * MARKET RISK: The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Small cap and mid cap stocks are more vulnerable to these fluctuations than large cap stocks. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

    * MANAGEMENT RISK: The risk that a strategy used by a fund's management may fail to produce the intended result.


    * CONCENTRATION RISK: The risk associated with portfolios concentrated in a particular sector or limited number of industries is that the entire sector or industries will be negatively affected, resulting in losses greater than a portfolio not so narrowly invested would have experienced. Under normal circumstances, at least 80% of the assets of each fund is invested in securities of companies principally engaged in the particular sector at the time of purchase. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence.


    * NON-DIVERSIFICATION RISK: The U.S. Equity Funds are non-diversified, and each may invest up to 25% of its total assets in the securities of one issuer at the time of purchase. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund may invest more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock may have a greater impact on the Fund's net asset value.

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  ICON Funds  Prospectus Page 7

    * SECTOR/INDUSTRY RISK: The risk that individual portfolios may be adversely impacted by factors influencing the performance of individual sectors and or industries. A brief indication of some of the risks associated with the specific sectors/industries represented by the Funds is listed below. For a more thorough summary of risks associated with sector/industry investments, see pages 30 through 36 of this prospectus.



    ICON MATERIALS FUND (formerly ICON Basic Materials Fund) may be significantly affected by the level and volatility of commodity prices, exchange value of the dollar, import controls and worldwide competition as well as government trade or environmental policies or regulations.



    ICON CONSUMER DISCRETIONARY FUND (formerly ICON Consumer Cyclicals Fund) may be significantly affected by the performance of the economy as a whole. Interest rates, consumer confidence and competition will impact the performance of this Fund.



    ICON ENERGY FUND will be affected by the price and supply of both conventional and alternative energy sources. Price changes and supply fluctuations may result from unforeseen events or regulatory polices of domestic or foreign governments.



    ICON FINANCIAL FUND (formerly ICON Financial Services Fund) may be significantly affected by fluctuations in interest rates and general economic conditions. Natural catastrophes, mortality rates, recessions, or other unforeseen events may impact insurance companies.



    ICON HEALTHCARE FUND performance may be significantly influenced by product obsolescence, patent considerations, intense competition, technological change, and state and federal regulation.



    ICON LEISURE AND CONSUMER STAPLES FUND (formerly ICON Leisure Fund) may demonstrate more volatility due to unpredictable changes in consumer taste, intense competition, technological developments, and government regulatory policies.



    ICON INFORMATION TECHNOLOGY FUND (formerly ICON Technology Fund) may be significantly affected by competitive pressures, changing domestic and international demand, short product cycles, aggressive pricing, and product obsolescence.


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  ICON Funds  Prospectus Page 8

    ICON TELECOMMUNICATION & UTILITIES FUND may be influenced by state and federal regulatory policies, fierce competition among participants, and fluctuations in supply and demand.



    ICON INDUSTRIALS FUND (formerly ICON Transportation Fund) may be significantly influenced by world events, economic cycles, technical progress, labor issues, and regulatory policies.


INTERNATIONAL EQUITY FUNDS

INVESTMENT OBJECTIVES

    The International Equity Funds seek to provide long-term capital appreciation. Each Fund seeks to achieve its objective by investing primarily in common stocks of foreign issuers.

PRINCIPAL STRATEGIES


    Each International Equity Fund focuses on a particular geographic region of the world as set forth in the table below. Under normal circumstances, at least 80% of the assets of each Fund is invested in securities of companies principally engaged in the business activities in its particular named geographic region. The investment strategy focuses on country rotation within the region using a value approach. With respect to country rotation, the Investment Committee identifies whether a country as a whole is overpriced or underpriced. If the companies in a particular country are underpriced, that country is more likely to become a leader in the respective geographic region. As themes in the market change, different countries within particular regions may become regional leaders.



    Stocks are selected for each country within the region to achieve broad exposure across industries. The Investment Committee evaluates individual stocks by computing an intrinsic stock value. This figure is computed using an equation that considers a company's average earnings per share and forward earnings growth rate, then making a determination of present value by discounting risk and opportunity costs. The Investment Committee then compares the intrinsic value to the stock price to identify whether the stock is underpriced or overpriced.



    The ICON Funds' Investment Committee uses a "bottom up" investment methodology. The Committee determines which countries are attractive relative to other countries. The Committee then uses its valuation model to calculate the value of stocks in those countries from its approved


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  ICON Funds  Prospectus Page 9
list of international stocks, and buys stocks that are underpriced according to its investment model. Individual stocks may move on and off of the approved list of international stocks as a result of changes in intrinsic value.



NAME OF FUND                    MAY INCLUDE, BUT IS NOT LIMITED TO,
                                BASKETS OF SECURITIES FROM THE FOLLOWING
                                COUNTRIES:
ICON Asia-Pacific Region Fund   Japan; Korea; China (plus Hong Kong);
(formerly ICON Asia Region      Taiwan; Australia; Indonesia; Malaysia;
Fund)                           New Zealand; and Singapore.
ICON North Europe Region Fund   Belgium; Denmark; Finland; Germany;
                                Ireland; Netherlands; Norway; Sweden;
                                and United Kingdom.
ICON South Europe Region Fund   Austria; France; Greece; Italy;
                                Portugal; Spain; and Switzerland.
ICON Western Hemisphere Fund *  Argentina; Brazil; Canada; Chile; and
                                Mexico.


* (fund has not commenced operations)

PRINCIPAL RISKS


    Please keep in mind that no fund can guarantee that it will meet its objective and that, as with any investment, you can lose money by investing in the ICON Funds. As with all equity funds, the share price can fall because of weakness in the market as a whole, weakness in a particular industry, or weakness in specific holdings. The value methodology used by the Funds carries the risks that the market will not recognize a stock's intrinsic value for a long time, or that a stock believed to be undervalued may actually be appropriately priced. We believe the main risks of investing in the International Equity Funds are:


    * MARKET RISK: The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. In addition, foreign stocks may not move in concert with the U.S. markets.

    * MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result.

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  ICON Funds  Prospectus Page 10

    * CONCENTRATION RISK: The risk associated with portfolios concentrated in a particular region or country is that the entire country will be negatively affected, resulting in losses greater than a portfolio not so narrowly invested would have experienced. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence.

    * NON-DIVERSIFICATION RISK: The International Equity Funds are non-diversified, and each may invest up to 25% of its total assets in the securities of one issuer at the time of purchase. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund may invest more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock may have a greater impact on the Fund's net asset value.


    * INTERNATIONAL INVESTING RISKS: There are additional risks with investing in foreign countries, especially in developing countries--specifically, economic, currency, information, political and transaction risks. As a result of these additional risks, the Fund may be more volatile than a domestic equity fund. Currency Risk relates to the means by which the value of a fund may be impacted by changes in currency exchange rates. Political and Economic Risks may result from investments in countries that are less developed politically, economically and socially than the United States. Investments in foreign countries may face risks related to removal of funds and taxation. Transaction Risk is associated with longer settlement periods, less sophisticated systems, and the potential that events in less developed countries may interrupt the settlement process. Foreign countries may not require that companies provide the same level of information to investors.


    - The ICON North and South Europe Region Funds are made up of countries with developed capital markets and economies.

    - With some exceptions of Japan, the ICON Asia-Pacific Region Fund is comprised of countries whose economies and capital markets are less mature than those of the United States. The Fund may therefore be subject to greater risk and volatility.

    - With the exception of Canada, the ICON Western Hemisphere Fund also contains many countries whose capital markets, economies, and political systems have not developed to the same level as the United States. Investors in this fund may therefore be exposed to the increased risk associated with investment in emerging markets.

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  ICON Funds  Prospectus Page 11

    * REGION/COUNTRY RISK: The risk that individual portfolios may be adversely impacted by factors influencing individual countries or regions. Political and economic risks of investing in emerging markets or developing countries will differ from those of investing in established markets or those with mature political structures.

    - Although Japan may be characterized as an established market, other countries in the ICON Asia-Pacific Region Fund may be considered emerging markets as a result of having political structures that are less mature.

    - The ICON North Europe Region Fund and the ICON South Europe Region Fund are made up of countries with established capital markets and more mature political systems.

    - The Western Hemisphere Fund is comprised largely of countries that have not established a lengthy track record of political and economic stability.

FIXED INCOME FUND

INVESTMENT OBJECTIVE

    The ICON Short-Term Fixed Income Fund seeks to provide high current income consistent with the preservation of capital.


PRINCIPAL STRATEGIES


    Under normal market conditions, the Fund invests exclusively in (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; and (iii) repurchase agreements involving those obligations. The Fund also seeks to maintain a high degree of liquidity. To this end, the maximum remaining maturity of any single issue will be two years, with the exception of floating rate securities that reset at least annually.

NAME OF FUND                    UNDER NORMAL MARKET CONDITIONS, THE
                                FUND INVESTS EXCLUSIVELY IN:
ICON Short-Term Fixed Income    U.S. Treasury obligations;
Fund                            obligations issued or guaranteed by
                                the agencies and instrumentalities
                                of the U.S. Government; and
                                repurchase agreements involving
                                those obligations.

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  ICON Funds  Prospectus Page 12

PRINCIPAL RISKS

    Please keep in mind that no fund can guarantee that it will meet its objective and that, as with any investment, you can lose money by investing in the Fund. This is not a money market fund that endeavors to maintain a stable net asset value. An investment in this Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. We believe the main risk of investing in the ICON Short-Term Fixed Income Fund is interest rate risk.

    * INTEREST RATE RISK: The risk that changes in interest rates will adversely affect the value of a security. When interest rates rise, the value of fixed-income securities will generally fall.

                             FUND BY FUND SUMMARIES
                          HOW HAVE THE FUNDS PERFORMED

    The following descriptions provide an overview of each Fund's historical performance. Detailed information about the Funds' strategies and risks begins on page 28.

    Below each Fund's name are:

    - A bar chart that shows how the Fund has performed in the past. You should be aware that the Funds have a short operating history.

    - The highest and lowest quarterly Fund return for periods reflected in Bar Chart, to show the Fund's short-term volatility in the past.

    - A table that shows how the Fund's average annual returns compare to returns of a broad-based index. The comparative indexes included with each Fund's performance are included to provide a basis for comparing a Fund's performance against a specific securities market index and/or its peer group. Each index accounts for both change in security price and reinvestment of dividends. The indexes are unmanaged groups of securities that do not reflect the costs of managing a mutual fund. An investor cannot invest directly in the indexes.

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  ICON Funds  Prospectus Page 13

                              ICON MATERIALS FUND
                      (FORMERLY ICON BASIC MATERIALS FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON MATERIALS FUND
ANNUAL TOTAL RETURN

1998  -10.59%
1999   23.12%
2000  -23.56%
2001   10.33%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 6-30-99   Total Return for that Quarter:           22.66%
Worst Quarter:  Quarter Ended 3-31-00   Total Return for that Quarter:          -12.19%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                 5-5-1997
ICON Materials Fund
  (formerly ICON Basic Materials Fund)             10.33%             -7.19%
S&P 1500 Index*                                   -10.64%              9.17%


* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 14

                        ICON CONSUMER DISCRETIONARY FUND
                    (FORMERLY ICON CONSUMER CYCLICALS FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON CONSUMER DISCRETIONARY FUND
ANNUAL TOTAL RETURN

1998    5.60%
1999    4.74%
2000  -11.51%
2001   26.23%


For Periods 1-1-98 to 12-31-01
Best Quarter:   Quarter Ended 12-31-01  Total Return for that Quarter:           32.14%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -27.47%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                 7-9-1997
ICON Consumer Discretionary Fund
  (formerly ICON Consumer Cyclicals
  Fund)                                            26.23%              4.38%
S&P 1500 Index*                                   -10.64%              7.29%


* The S&P 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 15

                                ICON ENERGY FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON ENERGY FUND
ANNUAL TOTAL RETURN

1998  -37.12%
1999   50.27%
2000   78.65%
2001   -3.31%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 3-31-00   Total Return for that Quarter:           28.98%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -26.42%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                11-5-1997
ICON Energy Fund                                   -3.31%              9.99%
S&P 1500 Index*                                   -10.64%              6.51%


* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 16

                              ICON FINANCIAL FUND
                    (FORMERLY ICON FINANCIAL SERVICES FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON FINANCIAL FUND
ANNUAL TOTAL RETURN

1998   7.04%
1999  -1.71%
2000  50.02%
2001   2.61%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 9-30-00   Total Return for that Quarter:           25.87%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -23.45%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                 7-1-1997
ICON Financial Fund
  (formerly ICON Financial Services
  Fund)                                             2.61%             12.57%
S&P 1500 Index*                                   -10.64%              7.69%


* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 17

                              ICON HEALTHCARE FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON HEALTHCARE FUND
ANNUAL TOTAL RETURN

1998  15.31%
1999   3.80%
2000  43.03%
2001  -3.17%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 12-31-99  Total Return for that Quarter:           20.45%
Worst Quarter:  Quarter Ended 9-30-99   Total Return for that Quarter:          -16.53%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                2-24-1997
ICON Healthcare Fund                               -3.17%             14.51%
S&P 1500 Index*                                   -10.64%              9.36%


* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 18

                     ICON LEISURE AND CONSUMER STAPLES FUND
                          (FORMERLY ICON LEISURE FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON LEISURE AND CONSUMER STAPLES FUND
ANNUAL TOTAL RETURN

1998  17.84%
1999  -4.51%
2000  14.38%
2001  25.03%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 12-31-01  Total Return for that Quarter:           27.28%
Worst Quarter:  Quarter Ended 9-30-01   Total Return for that Quarter:          -14.36%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                 5-9-1997
ICON Leisure and Consumer Staples Fund
  (formerly ICON Leisure Fund)                     25.03%             14.27%
S&P 1500 Index*                                   -10.64%              9.32%


* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

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  ICON Funds  Prospectus Page 19

                        ICON INFORMATION TECHNOLOGY FUND
                        (FORMERLY ICON TECHNOLOGY FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON INFORMATION TECHNOLOGY FUND
ANNUAL TOTAL RETURN

1998   33.96%
1999  111.03%    *
2000   14.07%
2001  -13.00%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 12-31-98  Total Return for that Quarter:           46.05%
Worst Quarter:  Quarter Ended 9-30-01   Total Return for that Quarter:          -30.36%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                2-19-1997
ICON Information Technology Fund
  (formerly ICON Technology Fund)                 -13.00%             24.70%
S&P 1500 Index**                                  -10.64%              9.25%


* In general, the market in 1999 was led by large cap technology stocks, which appreciated substantially. The ICON Information Technology Fund's (formerly ICON Technology Fund) performance reflected this trend.

** The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 20

                    ICON TELECOMMUNICATION & UTILITIES FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON TELECOMMUNICATION & UTILITIES FUND
ANNUAL TOTAL RETURN

1998   29.99%
1999    6.90%
2000   11.82%
2001  -18.09%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 9-30-00   Total Return for that Quarter:           15.65%
Worst Quarter:  Quarter Ended 3-31-01   Total Return for that Quarter:          -15.99%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                 7-9-1997
ICON Telecommunication & Utilities Fund           -18.09%             10.42%
S&P 1500 Index*                                   -10.64%              7.29%


* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 21

                             ICON INDUSTRIALS FUND
                      (FORMERLY ICON TRANSPORTATION FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON INDUSTRIALS FUND
ANNUAL TOTAL RETURN

1998   5.35%
1999  -6.73%
2000   4.27%
2001   1.61%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 12-31-98  Total Return for that Quarter:           26.53%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -18.25%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                 5-9-1997
ICON Industrials Fund
  (formerly ICON Transportation Fund)               1.61%              4.15%
S&P 1500 Index*                                   -10.64%              9.32%


* The S&P 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P MidCap 400, S&P 500 and the S&P SmallCap 600 indices.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 22

                         ICON ASIA-PACIFIC REGION FUND
                        (FORMERLY ICON ASIA REGION FUND)

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON ASIA REGION FUND
ANNUAL TOTAL RETURN

1998   -6.17%
1999   69.72%
2000  -27.03%
2001  -29.61%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 12-31-98  Total Return for that Quarter:           27.42%
Worst Quarter:  Quarter Ended 9-30-01   Total Return for that Quarter:           -21.81


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-00
                                                           Since Inception Date
                                          1 Year                2-25-1997
ICON Asia-Pacific Region Fund
  (formerly ICON Asia Region Fund)                -29.61%             -7.75%
MSCI Pacific Free Index*                          -26.21%             -6.93%


* The Morgan Stanley Capital International Pacific Free Index is comprised of stocks traded in the developed markets of the Pacific Basin (Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore). The index tries to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 23

                         ICON NORTH EUROPE REGION FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON NORTH EUROPE REGION FUND
ANNUAL TOTAL RETURN

1998   15.25%
1999   20.74%
2000   -8.65%
2001  -22.28%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 12-31-99  Total Return for that Quarter:           17.55%
Worst Quarter:  Quarter Ended 9-30-01   Total Return for that Quarter:          -15.91%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                2-18-1997
ICON North Europe Region Fund                     -22.28%              2.24%
MSCI Europe 15 Index*                             -21.23%              4.41%


* The Morgan Stanley Capital International Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 24

                         ICON SOUTH EUROPE REGION FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON SOUTH EUROPE REGION FUND
ANNUAL TOTAL RETURN

1998   21.71%
1999   -4.67%
2000   -1.29%
2001  -21.44%


For Periods 1-1-98 to 12-31-01:
Best Quarter:   Quarter Ended 3-31-98   Total Return for that Quarter:           21.99%
Worst Quarter:  Quarter Ended 9-30-98   Total Return for that Quarter:          -19.09%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                2-20-1997
ICON South Europe Region Fund                     -21.44%              2.25%
MSCI Europe 15 Index*                             -21.23%              4.41%


* The Morgan Stanley Capital International Europe 15 Index is comprised of stocks traded in the developed markets of Europe. The index tries to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership (companies with exposure in multiple countries). The index is capitalization weighted.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 25

                       ICON SHORT-TERM FIXED INCOME FUND

    The following information provides some indication of the risks of investing in the Fund by showing how much returns can differ from one year to the next and by showing how the Fund's average annual returns compare with the returns of a broad measure of market performance. Past performance is no guarantee of future returns.

              BAR CHART: YEAR-BY-YEAR TOTAL RETURN--CALENDAR YEAR

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
ICON SHORT-TERM FIXED INCOME FUND
ANNUAL TOTAL RETURN

1998  6.06%
1999  3.48%
2000  4.99%
2001  1.77%


For Periods 1-1-98 - 12-31-01:
Best Quarter:   Quarter Ended 9/30/98   Total Return for that Quarter:  2.61%
Worst Quarter:  Quarter Ended 12/31/01  Total Return for that Quarter:  -0.03%


AVERAGE ANNUAL TOTAL RETURN


                                          Periods Ended 12-31-01
                                                           Since Inception Date
                                          1 Year                 2-7-1997
ICON Short-Term Fixed Income Fund                   1.77%              4.23%
Merrill Lynch 1 Year Treasury Index*                6.58%              5.82%


* The Merrill Lynch 1 Year Treasury Index captures the performance of obligations of the U.S. Treasury that have one year to maturity, with certain exceptions.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 26

                         FEES AND EXPENSES OF THE FUNDS

    This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. THE TABLE DOES NOT REFLECT ANY ADDITIONAL FEES AN INVESTOR WILL PAY TO THE PROFESSIONAL ADVISER/BROKER RESPONSIBLE FOR THE SHAREHOLDER'S PURCHASE OR SALE OF FUND SHARES. THOSE FEES SHOULD BE CONSIDERED ALONG WITH FUND AND OTHER EXPENSES INCURRED BY THE SHAREHOLDER.

                                                              ICON            ICON
                                               ICON       INTERNATIONAL    SHORT-TERM
SHAREHOLDER FEES                            U.S. EQUITY      EQUITY       FIXED INCOME
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)      FUNDS          FUNDS           FUND
-----------------------------------------   -----------   -------------   ------------
Sales Charge (Load) Imposed on
  Purchases...............................     None           None            None
Deferred Sales Charge (Load)..............     None           None            None
Redemption Fee............................     None           None            None
Exchange Fee..............................     None           None            None

                                                                            TOTAL FUND
ANNUAL FUND OPERATING EXPENSES                    MANAGEMENT      OTHER     OPERATING
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)        FEES       EXPENSES     EXPENSES
---------------------------------------------    ------------   ---------   ----------
U.S. EQUITY FUNDS
ICON Materials Fund............................     1.00%         0.47%       1.47%
  (formerly ICON Basic Materials Fund)
ICON Consumer Discretionary Fund...............     1.00%         0.37%       1.37%
  (formerly ICON Consumer Cyclicals Fund)
ICON Energy Fund...............................     1.00%         0.39%       1.39%
ICON Financial Fund............................     1.00%         0.41%       1.41%
  (formerly ICON Financial Services Fund)
ICON Healthcare Fund...........................     1.00%         0.45%       1.45%
ICON Leisure and Consumer Staples Fund.........     1.00%         0.40%       1.40%
  (formerly ICON Leisure Fund)
ICON Information Technology Fund...............     1.00%         0.37%       1.37%
  (formerly ICON Technology Fund)
ICON Telecommunciation & Utilities Fund........     1.00%         0.54%       1.54%
ICON Industrials Fund..........................     1.00%         0.38%       1.38%
  (formerly ICON Transportation Fund)

INTERNATIONAL EQUITY FUNDS
ICON Asia-Pacific Region Fund..................     1.00%         0.70%       1.70%
  (formerly ICON Asia Region Fund)
ICON North Europe Region Fund..................     1.00%         0.65%       1.65%
ICON South Europe Region Fund..................     1.00%         0.96%       1.96%
ICON Western Hemisphere Fund*..................     1.00%         0.65%       1.65%

FIXED INCOME FUND
ICON Short-Term Fixed Income Fund..............     0.65%         0.87%       1.52%

* Fund has not commenced operations. Estimated amounts expected for the first fiscal year.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 27

HYPOTHETICAL EXAMPLE

    This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
----                                             --------   --------   --------   --------
U.S. EQUITY FUNDS
ICON Materials Fund............................    $150       $465      $  803     $1,757
  (formerly ICON Basic Materials Fund)
ICON Consumer Discretionary Fund...............    $139       $434      $  750     $1,646
  (formerly ICON Consumer Cyclical Fund)
ICON Energy Fund...............................    $142       $440      $  761     $1,669
ICON Financial Fund............................    $144       $446      $  771     $1,691
  (formerly ICON Financial Services Fund)
ICON Healthcare Fund...........................    $148       $459      $  792     $1,735
ICON Leisure and Consumer Staples Fund.........    $143       $443      $  766     $1,680
  (formerly ICON Leisure Fund)
ICON Information Technology Fund...............    $139       $434      $  750     $1,646
  (formerly ICON Technology Fund)
ICON Telecommunciation & Utilities Fund........    $157       $486      $  839     $1,834
ICON Industrials Fund..........................    $140       $437      $  755     $1,657
  (formerly ICON Transportation Fund)

INTERNATIONAL EQUITY FUNDS
ICON Asia-Pacific Region Fund..................    $173       $536      $  923     $2,009
  (formerly ICON Asia Region Fund)
ICON North Europe Region Fund..................    $168       $520      $  897     $1,955
ICON South Europe Region Fund..................    $199       $615      $1,057     $2,285
ICON Western Hemisphere Fund*..................    $168       $520      $  897     $1,955

FIXED INCOME FUND
ICON Short-Term Fixed Income Fund..............    $155       $480      $  829     $1,813

*   Fund has not commenced operations.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 28

                       MORE INFORMATION ABOUT THE FUNDS'
             INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

U.S. EQUITY FUNDS

INVESTMENT OBJECTIVES

    Each U.S. Equity Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities. These securities include common stock and securities convertible into common stock of U.S. issuers.

PRINCIPAL STRATEGIES


    Each U.S. Equity Fund focuses on a particular investment sector or sectors as indicated by its name. Under normal circumstances, at least 80% of the assets of each Fund is invested in securities of companies principally engaged in industries of a particular sector at the time of purchase. A company is considered to be "principally engaged" in business activities in a specific sector if at least 50% of its assets, gross income or net sales are derived from activities in that sector, or at least 50% of its assets are dedicated to the production of revenues from industries in that sector. The remainder of the Fund's assets may be invested in equity and debt securities of companies outside of the sector.



    Each U.S. Equity Fund is comprised of securities from industries which are subsets of the sector or sectors for which the fund is named. Selected securities will include stocks from the Investment Committee's approved list for the industry in proportions set by the Investment Committee. Composition of the portfolio is automatically maintained as monies move in and out of the fund until changed by the Investment Committee. Individual stock may move on and off of the approved list of U.S. equity stocks as a result of changes in intrinsic value.



    Investment selections within each Fund are based on the attractiveness of an industry. The Investment Committee uses its valuation model to analyze its universe of stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current interest rate conditions; and current price. The Investment Committee then groups stocks into their representative industry classifications to determine those industries it deems to be attractive relative to other industries.


-------------------------------------------------------------------

  ICON Funds  Prospectus Page 29

PRINCIPAL RISKS

    As stated in the summary, we believe the main risks of investing in the U.S. Equity Funds are market risk, management risk, concentration risk, non-diversification risk, and sector/industry risk.

    * MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Small cap and mid cap stocks are more vulnerable to these fluctuations than large cap stocks. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them.

    * MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result. This risk is common to all mutual funds.


    * CONCENTRATION RISK: The risk associated with portfolios concentrated in a particular sector or limited number of industries is that the entire sector or industries will be negatively affected, resulting in losses greater than a portfolio not so narrowly invested would have experienced. Under normal circumstances, at least 80% of the assets of each fund is invested in securities of companies principally engaged in the business activities in its particular named sector or sectors.


    * NON-DIVERSIFICATION RISK: The risk that there may be a limited number of companies in a portfolio, each representing a larger percentage of the portfolio and, if adversely effected by some event, each would have a greater adverse effect on the portfolio than on a portfolio where assets are diversified among a larger number of companies.

    * SECTOR/INDUSTRY RISK: The risk that individual portfolios may be adversely impacted by factors influencing the performance of individual sectors and/or industries. For example, The Energy Fund may be influenced by international politics and regulatory policies of domestic and foreign governments. Changing domestic and international demand and competitive pressures may influence the Information Technology Fund.

    In addition to the principal risks discussed above, set forth below are sector/industry risks that you should consider.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 30

    ICON MATERIALS FUND (FORMERLY ICON BASIC MATERIALS FUND)--Industry baskets include, but are not limited to: Aluminum; Commodity Chemicals; Construction Materials; Diversified Chemicals; Diversified Metals & Mining; Fertilizers & Agricultural Chemicals; Forest Products; Gold; Industrial Gases; Metal & Glass Containers; Paper Packaging; Paper Products; Precious Metals & Minerals; Specialty Chemicals; and Steel.

    Many companies in the materials sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of these materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Companies may also be exposed to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, the environmentally sensitive industries can be impacted by legislation, government regulations, and enforcement policies. As regulations are developed and enforced, companies may be required to alter or cease production of a product or service.

    Companies in the chemical processing field are subject to intense competition, product obsolescence, and significant government regulation, and may be required to pay fines, or to pay for cleaning up a disposal site. In addition, chemical companies face unique risks associated with handling hazardous products.

    The price of precious metals is affected by broad economic and political conditions. For example, the price of gold and other precious metal mining securities can face substantial short-term volatility caused by international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, or trade restrictions between countries. Since much of the world's gold reserves are located in South Africa, the social and economic conditions there can affect gold and gold-related companies located elsewhere. The price of precious metals is closely tied to broad economic and political conditions.

    ICON CONSUMER DISCRETIONARY FUND (FORMERLY ICON CONSUMER CYCLICALS
FUND)--Industry baskets include, but are not limited to: Advertising; Apparel & Accessories; Apparel Retail; Auto Parts & Equipment; Automobile Manufacturers; Catalog Retail; Computer & Electronics Retail; Consumer Electronics; Department Stores; Distributors; Footwear; General

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 31

Merchandise Stores; Home Furnishings; Home Improvement Retail; Homebuilding; Household Appliances; Housewares & Specialties; Internet Retail; Motorcycle Manufacturers; Photographic Products; Specialty Stores; Textiles; and Tires & Rubber.

    The success of consumer product manufacturers and retailers is closely tied to the performance of the overall economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can affect the demand for, and success of, consumer products in the marketplace.

    ICON ENERGY FUND--Industry baskets include, but are not limited to:
Integrated Oil & Gas; Oil & Gas Drilling; Oil & Gas Equipment & Services; Oil & Gas Exploration & Production; and Oil & Gas Refining & Marketing.

    Securities of companies in the energy field are subject to changes in value and dividend yield. These changes depend largely on the price and supply of both conventional and alternative energy sources. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of energy source exploration projects, and tax and other regulatory policies of domestic and foreign governments.

    ICON FINANCIAL FUND (FORMERLY ICON FINANCIAL SERVICES FUND)--Industry baskets include, Banks; Consumer Finance; Diversified Financial Services; Insurance Brokers; Life & Health Insurance; Multi-Line Insurance; Multi-Sector Holdings; Property & Casualty Insurance; Real Estate Investment Trusts; Real Estate Management & Development; and Reinsurance.

    Financial services companies are subject to extensive governmental regulation. This may limit both the amounts and types of services offered, loans and other financial commitments permitted, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the industry. Company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Insurance companies are subject to severe price competition and may be impacted by events or trends such as natural catastrophes, mortality rates, or recessions. Similarly, as the services offered by banks expand, banks are

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 32
becoming more exposed to well-established competitors. This exposure has also increased due to the erosion of historical distinctions between regional banks and other financial institutions. Brokerage firms are affected by changes in regulations, brokerage commission structure, stock and bond market activity, and competition. Further, the operating leverage inherent in financial services companies can produce erratic returns over time.

    According to SEC regulations, the Fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities at the time of purchase.

    Companies in the real estate industry are subject to changes in interest rates, consumer confidence and spending, taxation, demographic patterns, the level of new and existing home sales, and other economic activity. They are also affected by what the government spends on housing subsidies, public works and transportation.

    ICON HEALTHCARE FUND--Industry baskets include, but are not limited to:
Biotechnology; Health Care Distributors & Services; Health Care Equipment; Health Care Facilities; Health Care Supplies; Managed Health Care; and Pharmaceuticals.

    The health care sector is subject to government regulation and approval of products and services. This could have a significant effect on price and availability. Moreover, federal and state governments provide a substantial percentage of revenues to health care service providers. The types of products or services produced or provided by a particular company may quickly become obsolete. Similarly, biotechnology companies are affected by patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements. In addition, many of these companies may not offer products yet and may have persistent losses or erratic review patterns.

    ICON LEISURE AND CONSUMER STAPLES FUND (FORMERLY ICON LEISURE
FUND)--Industry baskets include, but are not limited to: Broadcasting/Cable; Casinos & Gaming; Leisure Products; Hotels; Publishing & Printing; Tobacco; Agricultural Products; Brewers; Distillers & Vintners; Drug Retail; Food Distributors; Food Retail; Household Products; Leisure Facilities; Meat, Poultry & Fish; Movies & Entertainment; Packaged Foods; Personal Products; Soft Drinks; Restaurants.

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  ICON Funds  Prospectus Page 33

    Securities of the companies in the leisure industry may be considered speculative. These securities generally exhibit greater volatility than the overall market. Many companies have unpredictable earnings due, in part, to changing consumer tastes and intense competition. These industries have reacted strongly to technological developments and to the threat of government regulations. Federal deregulation of cable and broadcasting has affected many companies in these industries. As a result, competitive pressures are intense and the stocks are subject to increased price volatility.

    The success of retailing companies is closely tied to consumer spending. Spending is affected by general economic conditions and consumer confidence levels. Retail related industries are highly competitive, and a company's success is often tied to its ability to anticipate changing consumer tastes. In addition, the agriculture/food industry is impacted by supply and demand, which may be affected by demographic and product trends, and by food fads, marketing campaigns, and environmental factors. In the U.S., the agricultural products industry is subject to regulation by numerous government agencies.

    ICON INFORMATION TECHNOLOGY FUND (FORMERLY ICON TECHNOLOGY FUND)--Industry baskets include, but are not limited to: Application Software; Computer Hardware; Computer Storage & Peripherals; Electronic Equipment & Instruments; Internet Software & Services; IT Consulting & Services; Networking Equipment; Office Electronics; Semiconductor Equipment; Semiconductors; Systems Software; and Telecommunications Equipment.

    Competitive pressures and changing domestic and international demand may significantly effect the financial condition of companies in the computer industry. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing. Further, research and development are large costs to these companies, and they are also sensitive to the risk of product obsolescence. Products or services provided by these industries may be in the development stage and can face risks such as failure to obtain financing or regulatory approval, intense competition, product incompatibility, consumer preference, and rapid obsolescence.

    ICON TELECOMMUNICATION & UTILITIES FUND--Industry baskets include, but are not limited to: Electric Utilities; Gas Utilities; Multi-Utilities; Water

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  ICON Funds  Prospectus Page 34

Utilities; Alternative Carriers; Integrated Telecommunications Services; and Wireless Telecommunication Services.

    Telephone operating companies are subject to both federal and state regulations governing rates of return and services that may be offered. Many companies in the industry fiercely compete for market share. Although telephone companies usually pay an above average dividend, the Fund's investment decisions are primarily based on growth potential and not on income.

    Energy service firms are affected by supply and demand both for their specific product or service, and for energy products in general. The price of oil and gas, exploration and production spending, governmental regulation, world events and economic conditions will also affect the performance of these companies.

    Public utility stocks have traditionally produced above-average dividend income, but the Fund's investments are based on growth potential. The gas and electric public utilities industries may be subject to broad risks resulting from governmental regulation, financing difficulties, supply and demand of services or fuel, and special risks associated with energy and atmosphere conservation. Under SEC laws, the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company.

    ICON INDUSTRIALS FUND (FORMERLY ICON TRANSPORTATION FUND)--Industry baskets include, but are not limited to: Aerospace & Defense; Air Freight & Couriers; Airlines; Airport Services; Building Products; Commercial Printing; Construction & Engineering; Construction & Farm Machinery; Data Processing Services; Diversified Commercial Services; Electrical Components & Equipment; Employment Services; Environmental Services; Heavy Electrical Equipment; Highways & Railtracks; Industrial Conglomerates; Industrial Machinery; Marine; Marine
Ports & Services; Office Services & Supplies; Railroads; Trading Companies & Distributors; and Trucking.

    The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which is influenced by an individual company's profitability, and broader issues such as interest rates and foreign competition. These industries may also be affected by economic cycles, technical progress, labor relations, and government regulations.

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  ICON Funds  Prospectus Page 35

    Profitability in these industries is influenced by the price of fuel, competition, and domestic and foreign economies and government regulation. The airline industry is still feeling the effects of deregulation, and more recently, airlines and related industries are suffering from the adverse impact of terrorist activity. In addition, the automotive industry is highly cyclical and companies may suffer periodic operating losses. While most of the major participants in the transportation sector are large, financially strong companies, some are smaller with a non-diversified product line or customer base.

INTERNATIONAL EQUITY FUNDS

INVESTMENT OBJECTIVES

    Each Fund seeks to achieve long-term capital appreciation by investing primarily in equity securities. These securities include common stocks and securities convertible into common stocks of foreign issuers.

PRINCIPAL STRATEGIES


    Each International Equity Fund focuses on a particular geographic region of the world. Under normal circumstances, at least 80% of the assets of each Fund is invested in securities of companies principally engaged in the business activities in its particular named geographic region. A company is considered to be "principally engaged" in business activities in a specific region if it has one or more of the following characteristics: (i) its principal securities trading market is in that region; (ii) the company derives at least 50% of its annual revenue from either goods produced, sales made, or services performed in that region; or (iii) the company is operating in and is organized under the laws of, or has its principal offices in, a country in that region. The remainder of the Fund's assets may be invested in equity and debt securities of companies outside of the region. The International Equity Funds do not have a policy to concentrate in a particular industry or group of industries.



    Each International Equity Fund is comprised of country-specific groups of securities. Based on its review of companies within the respective regions, the Investment Committee creates a list of securities that are approved for investment. Stocks in each International Equity Fund are selected from the list of approved securities. Stocks may move on and off the approved list as a result of changes in intrinsic value.


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  ICON Funds  Prospectus Page 36

    Investment selection within each Fund is based on country attractiveness. The Investment Committee uses its valuation model to analyze its universe of stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. The Investment Committee then groups stocks into their country classifications to determine those countries it deems to be attractive relative to other countries.


    The Adviser's quantitative valuation model requires a variety of information about a company to become eligible for investment. As a result of differing regulatory obligations in foreign countries, the Investment Committee may be limited in its universe of available stocks. Countries with emerging economies or those that lack comparable financial reporting or accounting standards have presented limited buying opportunities for the Investment Committee. This is most common in the ICON Asia-Pacific Region Fund and will also pose limitations upon the Investment Committee when the ICON Western Hemisphere Fund opens to investors.

PRINCIPAL RISKS

    As stated in the summary, we believe the main risks of investing in the International Equity Funds are market risk, management risk, concentration risk, non-diversification risk, international investing risk, and region/country risk.

    * MARKET RISK: The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

    * MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result.

    * CONCENTRATION RISK: The risk associated with portfolios concentrated in a particular region or country is that the entire country will be negatively affected, resulting in losses greater than a portfolio not so narrowly invested would have experienced. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence.

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  ICON Funds  Prospectus Page 37

    * NON-DIVERSIFICATION RISK: The International Equity Funds are non-diversified, and each may invest up to 25% of its total assets in the securities of one issuer at the time of purchase. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund may invest more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock may have a greater impact on the Fund's net asset value.

RISKS OF INTERNATIONAL INVESTING

    Investing in securities of foreign companies generally involves greater risks than investing in securities of domestic companies. The international investing risks and region/country risks described in the summary can be further broken down as follows. Investors should consider carefully the following special factors before investing in a Fund.

    * CURRENCY RISK: The value of a Fund's foreign investments may be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against the currency.

    * POLITICAL AND ECONOMIC RISK: The economies of many of the countries in which a Fund may invest are not as developed as the U.S. economy and may be subject to significantly different forces. Political or social instability, limitations on the removal of funds, and taxation could also adversely affect the value of a Fund's investments.

    * MARKET RISK: The securities markets in many of the countries in which a Fund invests will have substantially less trading volume than the major U.S. markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. Transaction costs, such as brokerage commissions, in foreign securities markets are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. These considerations generally are more of a concern in developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be

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  ICON Funds  Prospectus Page 38
greater in these countries than in developed countries. The management of the Funds seeks to mitigate the risks associated with these considerations through diversification and active professional management.

    * REGULATORY RISK: Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers. As a consequence, there is generally less public information available about foreign securities than is available about domestic securities. Foreign companies are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by a Fund may be reduced by withholding taxes which would reduce dividend income payable to the Fund's shareholders.

    * EMERGING MARKETS AND DEVELOPING COUNTRIES: Investments in emerging markets or developing countries involve exposure to economic structures that are generally less diverse and mature and to political systems which can be expected to have less stability than those of more developed countries. These countries may have relatively unstable governments, economies based on only a few industries, and securities markets which trade only a small number of securities. Historical experience indicates that emerging markets have been more volatile than the markets of more mature economies; those markets have also from time to time provided higher rates of return but greater risks to investors. The Adviser believes that these characteristics of emerging markets can be expected to continue in the future. In addition, the lack of a capital market structure or market-oriented economies and political and social events in some countries represented in the ICON Asia-Pacific Region Fund and ICON Western Hemisphere Fund present greater risks than those associated with more developed, market-oriented countries. A Fund could lose its entire investment in any such country.

    * FOREIGN INVESTMENT RESTRICTIONS AND COST INCREASES: Certain countries prohibit or impose substantial restrictions on investments in their capital markets by foreign entities such as a Fund. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as a Fund. A Fund could be adversely affected by these restrictions or delays in, or a refusal to grant, any required governmental approval for repatriation.

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  ICON Funds  Prospectus Page 39

    Set forth below is some additional information about each region represented by the ICON International Equity Funds to be considered in light of these principal risks.

    ICON ASIA-PACIFIC REGION FUND (FORMERLY ICON ASIA REGION FUND)--May include, but is not limited to, baskets of securities from the following countries:
Japan; Korea; China; Hong Kong; Taiwan; Australia; Indonesia; Malaysia; New Zealand; and Singapore.

    Securities markets in many of these countries are substantially smaller, less liquid and more volatile than markets in the United States. The level of economic development and political stability of the countries in the ICON Asia-Pacific Region Fund varies widely. Countries such as China, Korea, Malaysia, Indonesia, Singapore, Taiwan and Thailand, for example, can be considered underdeveloped or in the process of developing. Their political and economic systems may be less stable. The value of investments in this region can also be affected by changes in currency exchange rates or exchange control regulations and application foreign tax laws (including withholding tax). Political control of Hong Kong was transferred to China in 1997. Factors influencing the "one country--two systems" relationship between Hong Kong and China will affect investments in those countries as well as other countries in the region. Limitations in certain countries may exist with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors.

    ICON NORTH EUROPE REGION FUND--May include, but is not limited to, baskets of securities from the following countries: Belgium; Denmark; Finland; Germany; Ireland; Netherlands; Norway; Sweden; and United Kingdom.

    ICON SOUTH EUROPE REGION FUND--May include, but is not limited to, baskets of securities from the following countries: Austria; France; Greece; Italy; Portugal; Spain; and Switzerland.

    Certain European countries have entered into the Economic and Monetary Union
(EMU) in an effort to reduce barriers between participant countries. The EMU also strives to increase competition between companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations between participant countries. The EMU introduced a common currency, the euro, on January 1, 1999. The euro is expected to replace existing national currencies of all EMU participants by July 1, 2002. Certain securities have been redenominated in the euro and

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  ICON Funds  Prospectus Page 40
are listed, trade and make dividend or other payments in euros. In addition to the other risks described above, risks associated with investments in EMU participant countries may include currency or exchange rate fluctuations or volatility attributable to disruption in the transition to a unified currency. In addition, the withdrawal from the EMU by one or more countries could adversely affect investments as a result of redenomination back to a country's national currency.

    ICON WESTERN HEMISPHERE FUND (NOT FUNDED AS OF THE DATE OF THIS PROSPECTUS)--May include, but is not limited to, baskets of securities from the following countries: Argentina; Brazil; Canada; Chile; and Mexico.

    The securities markets of most of the countries in the ICON Western Hemisphere Fund are considered emerging markets, and therefore pose more risk to investors. These countries are more likely to experience hyperinflation and currency devaluation. The securities markets of these countries also have far lower trading volumes and less liquidity than other, more developed countries. Many countries in the Fund have histories of political instability and abrupt changes in political or economic policies. Some Latin American countries represented in the Fund have experienced high inflation and high interest rates during the last decade. It is possible that limitations in certain countries may exist with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors.

FIXED INCOME FUND

ICON SHORT-TERM FIXED INCOME FUND

INVESTMENT OBJECTIVE

    The objective of the Short-Term Fixed Income Fund is to attain high current income consistent with preservation of capital.

PRINCIPAL STRATEGIES

    The Fund seeks to provide higher current income than that typically offered by a money market fund while maintaining a high degree of liquidity. Therefore, there is a higher risk of principal volatility. Under normal market conditions, the Fund invests exclusively in (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; and

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  ICON Funds  Prospectus Page 41

(iii) repurchase agreements involving those obligations. Under normal conditions, the Fund's duration (a measure of the Fund's sensitivity to changes in interest rates) will range from half a year to one and a half years. Maximum remaining maturity of any single issue will be two years, with the exception of floating rate securities that reset at least annually.

PRINCIPAL RISKS

    As stated in the summary, we believe the main risk of investing in the ICON Short-Term Fixed Income Fund is interest rate risk. This is not a money market fund that endeavors to maintain a stable net asset value. An investment in this Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

    * INTEREST RATE RISK: The risk is that changes in interest rates will adversely affect the value of a security. When interest rates rise, the value of fixed-income securities will generally fall.

                           ADDITIONAL CONSIDERATIONS

    - NON-DIVERSIFIED PORTFOLIO: The Funds are non-diversified portfolios, which means that, with respect to 50% of its total assets, each Fund may invest more than 5% of its assets in obligations of one issuer. (A diversified portfolio may not invest more than 5% of its assets in obligations of one issuer, with respect to 75% of its total assets.) Since the Funds may invest a greater percentage of their assets in securities of fewer issuers than a diversified portfolio, they may be subject to greater investment and credit risks than a diversified portfolio.

    - FUNDAMENTAL POLICIES: The investment objectives of the Funds, including concentration percentages, and certain of the limitations set forth in the Statement of Additional Information ("SAI") as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the respective Fund. Fundamental limitations set forth in the SAI include, among other things, limiting borrowing to 33 1/3% for temporary, extraordinary purposes; restricting short sales to situations where the security is owned by the Fund; restricting the acquisition of more than 10% of the voting securities of any one issuer; and limiting lending of Fund assets.

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  ICON Funds  Prospectus Page 42

    - TEMPORARY DEFENSIVE POSITION: In seeking its primary investment objective of capital appreciation, a Fund may expect that it generally will hold investments for at least six months. However, if the Adviser concludes that economic, market, or industry conditions warrant major adjustments in any Fund's investment positions, or if unusual market conditions or developments dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund. To the extent that a Fund takes a defensive position, it may not achieve its stated objective.

    - SHAREHOLDER RIGHTS: The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights.


    - PORTFOLIO TURNOVER: The Adviser buys and sells securities for the Funds to accomplish its investment objective. The Funds' investment policies may lead to frequent changes in investments, or "portfolio turnover." Some of the Funds may have a higher portfolio turnover rate compared to other mutual funds. Higher portfolio turnover (e.g., over 100% per year) will cause a portfolio to incur additional brokerage and other transaction costs and may result in taxable gains being passed through to shareholders. Higher costs associated with increased portfolio turnover may offset gains in a fund's performance. Portfolio turnover rates for the ICON Funds are contained in the respective Financial Highlights pages for each Fund.


                    ORGANIZATION AND MANAGEMENT OF THE FUNDS

HOW ARE THE ICON FUNDS ORGANIZED?

    The ICON Funds is a non-diversified "open-end management investment company" or mutual fund. Mutual funds pool money from shareholders and invest it to try to achieve specified objectives.

    The ICON Funds were formed on September 19, 1996, as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue shares without par value in separate series of the same class. Shares of numerous series have been authorized. The Board of Trustees has the power to create additional

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  ICON Funds  Prospectus Page 43
portfolios at any time without a vote of shareholders. No annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time.

WHO RUNS THE FUNDS?

TRUSTEES

    The business affairs of each Fund are governed by the Funds' Board of Trustees. The Trustees meet regularly to establish and review policies, review the Funds' investments, performance, expenses, contracts, and other business affairs. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

PORTFOLIO MANAGEMENT--THE INVESTMENT ADVISER


    Meridian Investment Management Corporation ("Meridian" or the "Adviser"), 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, furnishes investment advice to the Funds and manages each Fund's investments. As successor to an advisory service established in 1986, Meridian was incorporated in Colorado in April 1991. It is owned by Meridian Management & Research Corporation ("MM&R"). Dr. Craig T. Callahan owns 100% of the stock of MM&R. Prior to January 1999, Michael J. Hart was a 50% shareholder of MM&R. Upon his resignation, Mr. Hart's shares of MM&R were redeemed. Meridian's sole business is the management and service of growth-oriented portfolios to meet the investment needs of its clients. Meridian manages more than $850 million for clients which include individuals, pension and profit sharing plans, foundations, endowments, and public retirement systems. Meridian's value-based investment style utilizes fundamental procedures and quantitative tools developed internally.


    The investment decisions for each Fund are made by the Adviser's Investment Committee. The Investment Committee is primarily responsible for the day-to-day management of each Fund's portfolio. The Committee meets regularly as well as when circumstances dictate. Quantitative data and investment recommendations are presented by members of the research team and are discussed by the Committee. Decisions concerning industries and countries for the Funds are agreed upon by the Committee. The Investment Committee is responsible for selecting the baskets of securities in each industry and country. The analysts provide all of the data necessary to make decisions at the investment committee level. Once an investment

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  ICON Funds  Prospectus Page 44
decision has been reached, trading instructions are executed by the trading department.

    Dr. Craig T. Callahan is Chairman of the Investment Committee. He also directs Meridian's investment research and analysis. Dr. Callahan has been Chief Investment Officer for the Adviser and its predecessor since 1986. He obtained a Doctorate of Business Administration (Finance) degree from Kent State University and began his investment career in 1979.

THE MANAGEMENT FEE

    For the services provided to ICON Funds, Meridian receives a monthly fee from each Fund. The fee is calculated at an annual rate. It is based on the Fund's average daily net assets. The fee schedule is as follows:

                              ADVISORY        MANAGEMENT FEE
           FUND               FEE RATE         PAID FY 2000
U.S. Equity Funds              1.00%              1.00%
International Equity Funds     1.00%              1.00%
Fixed Income Fund              0.65%              0.65%

    The Adviser pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes. Subject to regulations and its obligation to seek best execution, the Adviser may give consideration to sales of shares of the Funds as a factor in selecting brokers and dealers to execute portfolio transactions.

    The Adviser may, from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders.

THE ADMINISTRATOR

    The Funds retain Meridian as administrator to manage its business affairs and provide administrative services. Some of these services include reporting to regulators, such as the SEC, and providing necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Funds. The fee is calculated at an average annual rate of 0.05%, declining to 0.04% for net assets above $500 million. Some employees of Meridian act as officers of the Funds.

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  ICON Funds  Prospectus Page 45

THE DISTRIBUTOR

    The Funds retain Meridian Clearing Corporation ("MCC" or the "Distributor"), an affiliate of the Adviser, to act as the principal distributor of the Fund's shares. Craig T. Callahan and Erik L. Jonson are officers of the Distributor and officers of the Funds. The Distributor provides its services to the Funds for no additional or ongoing compensation. The Distributor is responsible for its out of pocket expenses.

    The Funds pay all other expenses for their operations and activities. Each of the Funds pays its allocable portion of these expenses. The expenses borne by the Funds include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                               ABOUT YOUR ACCOUNT

PRICING SHARES AND RECEIVING SALES PROCEEDS

    Here are some procedures you should know when investing in one of the ICON Funds.

HOW AND WHEN SHARES ARE PRICED

    Under normal circumstances, the share price (also called the net asset value or NAV) for each Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. Eastern time, each day the New York Stock Exchange is open for business. To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The net asset value per share of each Fund will fluctuate.

    When the Funds calculate their share price, they value the securities they hold at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Board of Trustees. Assets and

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  ICON Funds  Prospectus Page 46
liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers shortly before the close of the Exchange.

    A Fund's foreign securities may trade on days that the Exchange is closed and the Fund's daily share price is not calculated. As a result, the Fund's daily share price may change on days when shareholders will not be able to purchase or redeem shares.

HOW YOUR PURCHASE, SALE OR EXCHANGE PRICE IS DETERMINED


    If your request is received in "proper order" by our Transfer Agent in correct form by 4 p.m. Eastern time, your transaction will be priced at that day's NAV. If your request is received after 4 p.m. Eastern time, it will be priced at the next day's NAV. "Proper order" means your request for a redemption must include your letter of instruction, including the fund name, account number, account name(s), address, and the dollar amount or number of shares that you wish to redeem. The request must be signed by all registered share owners in the exact names and any special capacity in which they are registered.


HOW YOU CAN RECEIVE THE PROCEEDS FROM A SALE

    If your redemption request is received by our Transfer Agent in correct form by 4 p.m. Eastern time, proceeds are sent within five business days. You may receive redemption payments in the form of a check or federal wire transfer. If you use a broker to redeem, the broker may charge a transaction fee for the redemption. There is no charge for wire redemptions; however, the Fund reserves the right to charge for this service in the future.

OTHER PURCHASE INFORMATION


    Dividends begin to accrue after you become a shareholder. The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of the Funds and the Funds' Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Funds. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds, and a fee of $25 will be charged. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the


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  ICON Funds  Prospectus Page 47

Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.


    Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Funds have reserved the right to refuse investments from shareholders who engage in short-term trading.

                USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

DIVIDENDS, CAPITAL GAIN AND TAXES

UNITED STATES TAXES

    Dividends and capital gain distributions are reinvested, without charge, in additional fund shares, unless you select differently on your new account form. The share price of the reinvestment will be the net asset value of the respective Fund shares computed at the close of business on the date the dividend or distribution is paid. The advantage of reinvesting distributions arises from you receiving income dividends and capital gains distributions on a rising number of shares. Dividends not reinvested are paid by check or wire to your financial institution. If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, a Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

    The Funds expect to distribute substantially all of its net investment income, if any, and any net realized capital gains, at least once each year. Each January, the Funds will report to its shareholders the Federal tax status of dividends and distributions paid or declared by each Fund during the preceding calendar year.

    Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Funds are taxable to shareholders as ordinary income. This occurs whether the dividend or distribution was received in cash or reinvested in additional shares. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.

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  ICON Funds  Prospectus Page 48

    You should consult your own tax advisor about your particular situation. For more information about other tax matters, see the SAI.

                           HOW TO INVEST IN THE FUNDS

    Shares of each Fund are sold on a continuous basis. You may invest any amount you choose as often as you wish. However, the minimum amount of an initial investment in any one ICON Fund is $1,000. Shares may also be purchased through a broker-dealer or other financial institution authorized by the Funds' distributor, and you may be charged a fee for this service by that broker-dealer or institution.

    * INITIAL PURCHASE BY MAIL: You may purchase shares of the Funds by completing and signing the investment application form which accompanies this Prospectus and mailing it in proper form, together with a check (subject to the above minimum amounts) made payable to ICON Funds and sent to the address listed below. If you prefer overnight delivery, use the overnight street address listed below. Cash is not accepted.

  U.S. MAIL:                       OVERNIGHT:
  ----------                       ----------
  ICON Funds                       ICON Funds
  Mutual Fund Services             Mutual Fund Services--Third Floor
  Post Office Box 701              615 East Michigan Street
  Milwaukee, Wisconsin 53201-0701  Milwaukee, Wisconsin 53202

    Your purchase of shares of the Funds will be effected at the next share price calculated after receipt of your investment. The beneficial owners' custodians will provide the Funds with the states in which the beneficial owners reside at the time of purchasing shares so that the Funds can comply with applicable state laws.

    * INITIAL PURCHASE BY WIRE: You may also purchase shares of each Fund by wiring federal funds from your bank. Your bank may charge a fee for doing so. If the money is to be wired, you must call the Transfer Agent at 1-800-764-0442 for wiring instructions. You should be prepared to provide the information on the application to the Transfer Agent.

    You are required to mail a signed application to the Custodian at the above address to complete your initial wire purchase. Wire orders will be accepted only on days on which the Funds, the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made

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  ICON Funds  Prospectus Page 49
until the wired money is received. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Funds.

    * ADDITIONAL INVESTMENTS: Shareholders may add to their account at any time by purchasing shares by mail or by wire according to the above instructions.

    Shareholders should notify the Transfer Agent at 1-800-764-0442 prior to sending their wire. The remittance form which is attached to a shareholder's individual account statement should, if possible, accompany any investment made through the mail. Every purchase request must include a shareholder's account registration number to assure that funds are credited properly.

    * AUTOMATIC INVESTMENT PLAN: You may make regular investments in the Funds with the Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

    * TAX SHELTERED RETIREMENT PLANS: Since the Funds are oriented to longer term investments, shares of the Funds may be an appropriate investment for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact your adviser for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable.

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  ICON Funds  Prospectus Page 50

                              HOW TO REDEEM SHARES

    * REDEMPTIONS BY MAIL: You may redeem any part of your account in the Funds at no charge by mail. Your request should be addressed to:

                                   ICON Funds
                              Mutual Fund Services
                              Post Office Box 701
                           Milwaukee, Wisconsin 53201


For all redemptions in excess of $25,000, the Funds requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Funds or US Bancorp Fund Services LLC, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.


    * REDEMPTIONS BY TELEPHONE: If an election is made on the investment application (or subsequently in writing), you may redeem any part of your account in any Fund by calling the Transfer Agent at 1-800-764-0442. The Funds, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

    The telephone redemption and exchange procedures may be terminated at any time by the Funds or the Transfer Agent. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Transfer Agent, although the Transfer Agent has never experienced difficulties in receiving, and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Transfer Agent by telephone, you may request a redemption or exchange by mail.

    * SPECIAL REDEMPTION ARRANGEMENTS: Special arrangements may be made by institutional investors or on behalf of accounts established by brokers, advisers, banks or similar institutions to have redemption proceeds

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  ICON Funds  Prospectus Page 51
transferred by wire to pre-established accounts upon telephone instructions. For further information call 1-800-764-0442.

    * ADDITIONAL INFORMATION: If you are not certain of the requirements for a redemption, please call the Transfer Agent at 1-800-764-0442. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed, or when trading is restricted for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the SEC, the Funds may suspend redemptions or postpone payment dates. Redemption requests specifying a certain date or share price cannot be accepted and will be returned.

    Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds reserve the right to require any shareholder to redeem all of his or her shares in the Funds on 30 days' written notice if the value of his or her shares in the Fund is less than $5,000 due to redemption, or other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares to the minimum amount within the 30 day period. Each share is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

    The Funds have the authority to redeem existing accounts and to refuse a potential account if the Fund reasonably determines that the failure to redeem, or to prohibit the investment, would have a material adverse consequence to the Fund and its shareholders.

                             HOW TO MAKE EXCHANGES

    Shares of a Fund may be exchanged for shares of any other ICON Fund based on the respective net asset values of each Fund involved. An exchange may be made by following the redemption procedure described above under "How to Redeem Shares," or if a telephone redemption has been elected, by calling the Transfer Agent at 1-800-764-0442. An exchange

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  ICON Funds  Prospectus Page 52
order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes.

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights for each Fund will help you understand each Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. Total return shows how much your investment in the Fund increased or decreased during each period, assuming you reinvested all dividends and distributions. PricewaterhouseCoopers LLP, independent accountants, audited this information. Their report is included in the Funds' annual report, which is available without charge upon request. The Financial Highlights should be read in conjunction with the financial statements and notes included in the annual report.

AN EXPLANATION OF THE FINANCIAL HIGHLIGHTS

    The schedules provide an analysis of the items that affected the Funds' net asset values on a per share basis. The schedules provide the total return, distributions per share, assets in the respective Fund, expense ratios and portfolio turnover.

    The first line is the beginning of period net asset value per share (NAV). The components of the current fiscal period's activity are shown in sections that follow. The increase (or decrease) due to investment operations is first followed by gains (or losses), either realized or unrealized, then dividends and distributions are subtracted to arrive at the NAV per share at the end of the fiscal period.

    Also included in the schedule are the total return percentages for the Funds. Total return is the annual rate of return on an investment including appreciation and dividends or interest.

    The next items in this schedule are the Funds' expense ratios. This figure reflects the percentage of net assets that was used to cover the operating expenses of the respective Fund during the period. This is determined by dividing the total expenses incurred by the Fund by the average net assets in the Fund during the year.

    The next item on the schedule is the ratio of net investment income. This figure reflects the net investment income earned from investment

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 53
operations divided by the average net assets of the respective Funds during the reporting period.

    The next item is the portfolio turnover rate, which is a measure of the amount of buying and selling activity in each Fund's portfolio. The turnover is affected by many things including, market conditions, changes in the size of the Fund, due to purchase or redemption's by shareholders, the types of Fund investments, and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over during the reporting period, a 50% rate means that an amount equal to the value of half the portfolio is traded during the reporting period.

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  ICON Funds  Prospectus Page 54

                              FINANCIAL HIGHLIGHTS
                              ICON MATERIALS FUND
                      (FORMERLY ICON BASIC MATERIALS FUND)

    For the period from May 5, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                         2001        2000        1999        1998        1997
                                       --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period.............................  $  6.49     $  7.31     $  6.58     $ 10.90     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*....     0.02        0.03        0.02        0.02       (0.01)
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)....................    (0.74)      (0.85)       0.74       (4.08)       0.91
                                       -------     -------     -------     -------     -------
    Total from Investment
      Operations.....................    (0.72)      (0.82)       0.76       (4.06)       0.90
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)........................    (0.07)       0.00       (0.03)       0.00        0.00
    Distributions in Excess of Net
      Investment Income..............     0.00        0.00        0.00        0.00        0.00
    Distributions (from Net Realized
      Gain)..........................     0.00        0.00        0.00       (0.26)       0.00
    Distributions in Excess of Net
      Realized Gain..................     0.00        0.00        0.00        0.00        0.00
                                       -------     -------     -------     -------     -------
    Total Distributions..............    (0.07)       0.00       (0.03)      (0.26)       0.00
NET ASSET VALUE, END OF PERIOD.......  $  5.70     $  6.49     $  7.31     $  6.58     $ 10.90
Total Return.........................   (11.07)%    (11.22)%     11.65%     (37.45)%      9.00%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's)........................  $29,200     $18,162     $26,373     $17,318     $50,251
    Average Net Assets for the Period
      (000's)........................  $24,544     $23,620     $17,145     $27,117     $45,001
    Ratio of Expenses to Average Net
      Assets**.......................     1.47%       1.41%       1.45%       1.33%       1.45%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**.......................     0.40%       0.42%       0.16%       0.08%      (0.24)%
    Portfolio Turnover Rate..........    91.28%      91.76%     118.29%     106.70%      32.35%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

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  ICON Funds  Prospectus Page 55

                              FINANCIAL HIGHLIGHTS
                        ICON CONSUMER DISCRETIONARY FUND
                    (FORMERLY ICON CONSUMER CYCLICALS FUND)

    For the period from July 9, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                        2001        2000        1999        1998        1997
                                      --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period............................  $   9.23    $  9.67     $  7.87     $ 10.96     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*...     (0.01)     (0.02)       0.00       (0.01)      (0.01)
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)...................     (0.26)     (0.42)       2.04       (3.08)       0.97
                                      --------    -------     -------     -------     -------
    Total from Investment
      Operations....................     (0.27)     (0.44)       2.04       (3.09)       0.96
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).......................      0.00       0.00        0.00        0.00        0.00
    Distributions in Excess of Net
      Investment Income.............      0.00       0.00        0.00        0.00        0.00
    Distributions (from Net Realized
      Gain).........................      0.00       0.00        0.00        0.00        0.00
    Distributions in Excess of Net
      Realized Gain.................      0.00       0.00       (0.24)       0.00        0.00
                                      --------    -------     -------     -------     -------
    Total Distributions.............      0.00       0.00       (0.24)       0.00        0.00
NET ASSET VALUE, END OF PERIOD......  $   8.96    $  9.23     $  9.67     $  7.87     $ 10.96
Total Return........................     (2.93)%    (4.55)%     25.78%     (28.26)%      9.60%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's).......................  $107,075    $40,894     $54,351     $49,003     $20,916
    Average Net Assets for the
      Period (000's)................  $ 78,281    $46,246     $58,294     $39,883     $19,876
    Ratio of Expenses to Average Net
      Assets**......................      1.37%      1.35%       1.35%       1.37%       1.89%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**......................     (0.10)%    (0.27)%     (0.46)%     (0.36)%     (0.67)%
    Portfolio Turnover Rate.........     88.20%     88.44%      27.83%      72.42%       0.00%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

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  ICON Funds  Prospectus Page 56

                              FINANCIAL HIGHLIGHTS
                                ICON ENERGY FUND

    For the period from November 5, 1997 (commencement of operations) through September 30, 1998 and for the fiscal year ended September 30, 1999, 2000 and 2001:

                                                  2001        2000        1999        1998
                                                --------    --------    --------    --------
Net Asset Value, Beginning of Period..........  $ 13.19     $  7.98     $  6.35     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (loss)*.............     0.07        0.04        0.01        0.06
    Net Gains or (losses) on Securities (both
      Realized and Unrealized)................    (0.76)       5.17        1.69       (3.71)
                                                -------     -------     -------     -------
    Total from Investment Operations..........    (0.69)       5.21        1.70       (3.65)
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from net investment income)....    (0.09)       0.00       (0.05)       0.00
    Distributions in Excess of Net Investment
      Income..................................     0.00        0.00       (0.02)       0.00
    Distributions (from net realized gain)....     0.00        0.00        0.00        0.00
    Distributions in Excess of Net Realized
      Gain....................................    (1.12)       0.00        0.00        0.00
                                                -------     -------     -------     -------
    Total Distributions.......................    (1.21)       0.00       (0.07)       0.00
NET ASSET VALUE, END OF PERIOD................  $ 11.29     $ 13.19     $  7.98     $  6.35
Total Return..................................    (6.53)%     65.29%      27.28%     (36.50)%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's).........  $36,945     $44,294     $19,230     $12,335
    Average Net Assets for the Period
      (000's).................................  $49,195     $29,564     $13,801     $21,128
    Ratio of Expenses to Average Net
      Assets**................................     1.39%       1.36%       1.45%       1.20%
    Ratio of Net Investment Income (loss) to
      Average Net Assets**....................     0.54%       0.43%      (0.26)%      0.51%
    Portfolio Turnover Rate...................   134.77%     123.70%      34.41%     112.62%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

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  ICON Funds  Prospectus Page 57

                              FINANCIAL HIGHLIGHTS
                              ICON FINANCIAL FUND
                    (FORMERLY ICON FINANCIAL SERVICES FUND)

    For the period from July 1, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                        2001        2000        1999        1998        1997
                                      --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period............................  $ 12.26     $   8.99    $  9.37     $ 10.51     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*...     0.06         0.11       0.02        0.04        0.01
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)...................     1.13         3.28       1.05       (1.14)       0.50
                                      -------     --------    -------     -------     -------
    Total from Investment
      Operations....................     1.19         3.39       1.07       (1.10)       0.51
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).......................    (0.12)        0.00      (0.04)      (0.01)       0.00
    Distributions in Excess of Net
      Investment Income.............     0.00         0.00      (0.02)       0.00        0.00
    Distributions (from Net Realized
      Gain).........................    (1.29)       (0.12)     (1.39)      (0.03)       0.00
    Distributions in Excess of Net
      Realized Gain.................     0.00         0.00       0.00        0.00        0.00
                                      -------     --------    -------     -------     -------
    Total Distributions.............    (1.41)       (0.12)     (1.45)      (0.04)       0.00
NET ASSET VALUE, END OF PERIOD......  $ 12.04     $  12.26    $  8.99     $  9.37     $ 10.51
Total Return........................     9.57%       38.14%     10.05%     (10.46)%      5.10%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's).......................  $54,318     $100,404    $ 5,483     $17,211     $32,237
    Average Net Assets for the
      Period (000's)................  $59,425     $ 43,690    $10,415     $28,304     $29,803
    Ratio of Expenses to Average Net
      Assets**......................     1.41%        1.33%      1.58%       1.33%       1.70%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**......................     0.51%        1.14%      0.09%       0.35%       0.12%
    Portfolio Turnover Rate.........   174.41%       28.99%     53.29%      87.68%       0.00%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

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  ICON Funds  Prospectus Page 58

                              FINANCIAL HIGHLIGHTS
                              ICON HEALTHCARE FUND

    For the period from February 24, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                         2001        2000        1999        1998        1997
                                       --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period.............................  $ 11.93     $  7.98     $ 11.39     $ 11.78     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*....    (0.10)      (0.08)       0.00        0.02       (0.04)
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)....................     0.51        4.34       (0.25)       0.35        1.82
                                       -------     -------     -------     -------     -------
    Total from Investment
      Operations.....................     0.41        4.26       (0.25)       0.37        1.78
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)........................     0.00        0.00        0.00        0.00        0.00
    Distributions in Excess of Net
      Investment Income..............     0.00        0.00        0.00        0.00        0.00
    Distributions (from Net Realized
      Gain)..........................    (0.77)      (0.31)      (3.16)      (0.76)       0.00
    Distributions in Excess of Net
      Realized Gain..................     0.00        0.00        0.00        0.00        0.00
                                       -------     -------     -------     -------     -------
    Total Distributions..............    (0.77)      (0.31)      (3.16)      (0.76)       0.00
NET ASSET VALUE, END OF PERIOD.......  $ 11.57     $ 11.93     $  7.98     $ 11.39     $ 11.78
Total Return.........................     3.39%      55.35%      (5.34)%      3.77%      17.80%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's)........................  $33,646     $49,066     $24,550     $31,153     $77,307
    Average Net Assets for the Period
      (000's)........................  $35,981     $38,688     $29,272     $56,620     $59,164
    Ratio of Expenses to Average Net
      Assets**.......................     1.45%       1.38%       1.40%       1.24%       1.45%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**.......................    (0.98)%     (0.74)%     (0.83)%     (0.13)%     (0.80)%
    Portfolio Turnover Rate..........   145.08%     115.05%      85.99%      52.16%      71.81%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

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  ICON Funds  Prospectus Page 59

                              FINANCIAL HIGHLIGHTS
                     ICON LEISURE AND CONSUMER STAPLES FUND
                          (FORMERLY ICON LEISURE FUND)

    For the period from May 9, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                         2001        2000        1999        1998        1997
                                       --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period.............................  $  9.24     $ 12.05     $ 11.79     $ 11.35     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*....    (0.05)       0.01        0.10        0.02       (0.01)
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)....................    (0.26)       0.25        1.61        0.45        1.36
                                       -------     -------     -------     -------     -------
    Total from Investment
      Operations.....................     0.21        0.26        1.71        0.47        1.35
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)........................     0.00        0.00       (0.24)       0.00        0.00
    Distributions in Excess of Net
      Investment Income..............    (0.01)       0.00       (0.03)       0.00        0.00
    Distributions (from Net Realized
      Gain)..........................     0.00       (1.85)      (1.18)      (0.03)       0.00
    Distributions in Excess of Net
      Realized Gain..................    (0.02)      (1.22)       0.00        0.00        0.00
                                       -------     -------     -------     -------     -------
    Total Distributions..............    (0.03)      (3.07)      (1.45)      (0.03)       0.00
NET ASSET VALUE, END OF PERIOD.......  $  9.42     $  9.24     $ 12.05     $ 11.79     $ 11.35
Total Return.........................     2.26%       5.27%      14.76%       4.18%      13.50%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's)........................  $41,162     $ 7,765     $31,559     $54,426     $66,608
    Average Net Assets for the Period
      (000's)........................  $41,086     $18,029     $40,054     $74,443     $45,444
    Ratio of Expenses to Average Net
      Assets**.......................     1.40%       1.51%       1.38%       1.30%       1.48%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**.......................    (0.50)%      0.13%      (0.12)%      0.07%      (0.36)%
    Portfolio Turnover Rate..........   148.23%      24.50%      49.22%      34.17%       2.52%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 60

                              FINANCIAL HIGHLIGHTS
                        ICON INFORMATION TECHNOLOGY FUND
                        (FORMERLY ICON TECHNOLOGY FUND)

    For the period from February 19, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                        2001        2000        1999        1998        1997
                                      --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period............................  $  22.13    $ 19.00     $  9.20     $ 12.96     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*...     (0.10)     (0.05)       0.00       (0.06)      (0.05)
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)...................     (4.03)      9.62       10.58       (3.31)       3.01
                                      --------    -------     -------     -------     -------
    Total from Investment
      Operations....................     (4.13)      9.57       10.58       (3.37)       2.96
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income).......................      0.00       0.00        0.00        0.00        0.00
    Distributions in Excess of Net
      Investment Income.............      0.00       0.00        0.00        0.00        0.00
    Distributions (from Net Realized
      Gain).........................     (7.32)     (6.44)      (0.78)      (0.39)       0.00
    Distributions in Excess of Net
      Realized Gain.................     (2.88)      0.00        0.00        0.00        0.00
                                      --------    -------     -------     -------     -------
    Total Distributions.............    (10.20)     (6.44)      (0.78)      (0.39)       0.00
NET ASSET VALUE, END OF PERIOD......  $   7.80    $ 22.13     $ 19.00     $  9.20     $ 12.96
Total Return........................    (32.90)%    59.24%     119.53%     (26.17)%     29.60%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's).......................  $118,851    $46,689     $55,126     $60,494     $41,849
    Average Net Assets for the
      Period (000's)................  $ 99,875    $56,279     $66,977     $73,057     $29,766
    Ratio of Expenses to Average Net
      Assets**......................      1.37%      1.35%       1.37%       1.31%       1.47%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**......................     (0.90)%    (0.23)%     (1.06)%     (0.99)%     (0.88)%
    Portfolio Turnover Rate.........     70.32%    137.69%      31.75%      31.68%      44.57%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 61

                              FINANCIAL HIGHLIGHTS
                    ICON TELECOMMUNICATION & UTILITIES FUND

    For the period from July 9, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                           2001        2000        1999        1998        1997
                                         --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period...  $  8.13      $10.04      $14.17     $ 10.63     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*......     0.09        0.20        0.83        0.31        0.06
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)...    (1.52)       0.99        1.18        3.28        0.57
                                         -------      ------      ------     -------     -------
    Total from Investment Operations...    (1.43)       1.19        2.01        3.59        0.63
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)..........................    (0.11)      (0.16)      (1.02)      (0.04)       0.00
    Distributions in Excess of Net
      Investment Income................     0.00        0.00        0.00        0.00        0.00
    Distributions (from Net Realized
      Gain)............................     0.00       (2.94)      (5.12)      (0.01)       0.00
    Distributions in Excess of Net
      Realized Gain....................    (0.40)       0.00        0.00        0.00        0.00
                                         -------      ------      ------     -------     -------
    Total Distributions................    (0.51)      (3.10)      (6.14)      (0.05)       0.00
NET ASSET VALUE, END OF PERIOD.........  $  6.19      $ 8.13      $10.04     $ 14.17     $ 10.63
Total Return...........................   (18.74)%     14.99%      15.25%      33.88%       6.30%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's)..........................  $16,537      $8,619      $7,129     $23,749     $20,422
    Average Net Assets for the Period
      (000's)..........................  $13,554      $7,231      $9,825     $36,698     $19,230
    Ratio of Expenses to Average Net
      Assets**.........................     1.54%       1.53%       1.59%       1.34%       1.91%
    Ratio of Net Investment Income
      (Loss) to Average Net Assets**...     1.22%       2.43%       1.84%       2.12%       1.62%
    Portfolio Turnover Rate............    46.10%      41.86%      18.85%     155.72%       2.55%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 62

                              FINANCIAL HIGHLIGHTS
                             ICON INDUSTRIALS FUND
                      (FORMERLY ICON TRANSPORTATION FUND)

    For the period from May 9, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                         2001        2000        1999        1998        1997
                                       --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period.............................  $  9.07     $ 10.31     $  9.45     $ 12.40     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*....    (0.02)       0.03        0.01        0.01        0.00
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)....................    (0.48)      (0.47)       1.63       (2.71)       2.40
                                       -------     -------     -------     -------     -------
    Total from Investment
      Operations.....................    (0.50)      (0.44)       1.64       (2.70)       2.40
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)........................     0.00        0.00       (0.02)      (0.01)       0.00
    Distributions in Excess of Net
      Investment Income..............    (0.02)       0.00        0.00        0.00        0.00
    Distributions (from Net Realized
      Gain)..........................     0.00       (0.80)      (0.76)      (0.24)       0.00
    Distributions in Excess of Net
      Realized Gain..................     0.00        0.00        0.00        0.00        0.00
                                       -------     -------     -------     -------     -------
    Total Distributions..............    (0.02)      (0.80)      (0.78)      (0.25)       0.00
NET ASSET VALUE, END OF PERIOD.......  $  8.55     $  9.07     $ 10.31     $  9.45     $ 12.40
Total Return.........................    (5.55)%     (4.32)%     16.89%     (22.08)%     24.00%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's)........................  $76,325     $22,068     $21,004     $11,318     $22,531
    Average Net Assets for the Period
      (000's)........................  $55,928     $21,220     $24,387     $17,975     $19,459
    Ratio of Expenses to Average Net
      Assets**.......................     1.38%       1.38%       1.41%       1.41%       1.61%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**.......................    (0.16)%      0.34%       0.10%       0.08%      (0.04)%
    Portfolio Turnover Rate..........    72.65%      72.90%      47.97%      10.62%      15.97%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 63

                              FINANCIAL HIGHLIGHTS
                         ICON ASIA-PACIFIC REGION FUND
                        (FORMERLY ICON ASIA REGION FUND)

    For the period from February 25, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                         2001        2000        1999        1998        1997
                                       --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period.............................  $ 10.25     $ 10.87     $  6.09     $  9.94     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*....     0.07        0.03       (0.01)      (0.04)      (0.01)
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)....................    (3.51)      (0.65)       4.79       (3.81)      (0.05)
                                       -------     -------     -------     -------     -------
    Total from Investment
      Operations.....................    (3.44)      (0.62)       4.78       (3.85)      (0.06)
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)........................     0.00        0.00        0.00        0.00        0.00
    Distributions in Excess of Net
      Investment Income..............     0.00        0.00        0.00        0.00        0.00
    Distributions (from Net Realized
      Gain)..........................     0.00        0.00        0.00        0.00        0.00
    Distributions in Excess of Net
      Realized Gain..................     0.00        0.00        0.00        0.00        0.00
                                       -------     -------     -------     -------     -------
    Total Distributions..............     0.00        0.00        0.00        0.00        0.00
NET ASSET VALUE, END OF PERIOD.......  $  6.81     $ 10.25     $ 10.87     $  6.09     $  9.94
Total Return.........................   (33.56)%     (5.70)%     78.49%     (38.73)%     (0.60)%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's)........................  $19,684     $25,710     $33,564     $26,730     $58,279
    Average Net Assets for the Period
      (000's)........................  $18,749     $32,629     $29,191     $45,361     $45,191
    Ratio of Expenses to Average Net
      Assets**.......................     1.70%       1.53%       1.59%       1.65%       1.66%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**.......................     0.75%       0.24%      (0.57)%     (0.45)%     (0.23)%
    Portfolio Turnover Rate..........    55.58%     101.88%      62.82%      69.57%       0.00%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 64

                              FINANCIAL HIGHLIGHTS
                         ICON NORTH EUROPE REGION FUND

    For the period from February 18, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                         2001        2000        1999        1998        1997
                                       --------    --------    --------    --------    --------
Net Asset Value, Beginning of
  Period.............................  $ 11.79     $ 11.74     $ 11.63     $ 11.06     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*....     0.09        0.04       (0.05)      (0.02)       0.07
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)....................    (3.31)       1.21        1.51        0.79        0.99
                                       -------     -------     -------     -------     -------
    Total from Investment
      Operations.....................    (3.22)       1.25        1.46        0.77        1.06
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)........................     0.00        0.00       (0.17)      (0.06)       0.00
    Distributions in Excess of Net
      Investment Income..............     0.00        0.00        0.00        0.00        0.00
    Distributions (from Net Realized
      Gain)..........................    (0.92)      (1.20)      (1.18)      (0.14)       0.00
    Distributions in Excess of Net
      Realized Gain..................    (0.41)       0.00        0.00        0.00        0.00
                                       -------     -------     -------     -------     -------
    Total Distributions..............    (1.33)      (1.20)      (1.35)      (0.20)       0.00
NET ASSET VALUE, END OF PERIOD.......  $  7.24     $ 11.79     $ 11.74     $ 11.63     $ 11.06
Total Return.........................   (30.29)%     10.43%      12.78%       7.00%      10.60%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's)........................  $14,196     $33,315     $23,971     $39,726     $49,947
    Average Net Assets for the Period
      (000's)........................  $18,204     $29,412     $30,993     $49,406     $36,212
    Ratio of Expenses to Average Net
      Assets**.......................     1.65%       1.52%       1.59%       1.54%       1.66%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**.......................     0.97%       0.30%       0.25%      (0.41)%      1.34%
    Portfolio Turnover Rate..........    41.67%      34.24%      50.36%      57.84%      13.89%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 65

                              FINANCIAL HIGHLIGHTS
                         ICON SOUTH EUROPE REGION FUND

    For the period from February 20, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                            2001       2000       1999        1998          1997
                                          --------   --------   --------    --------      --------
Net Asset Value, Beginning of Period....   $10.14     $10.12     $11.87     $ 11.90       $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*.......     0.05       0.02       0.02       (0.23)         0.10
    Net Gains or (Losses) on Securities
      (both Realized and Unrealized)....    (2.06)     (0.00)      1.06        0.93          1.80
                                           ------     ------     ------     -------       -------
    Total from Investment Operations....    (2.01)      0.02       1.08        0.70          1.90
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)...........................     0.00       0.00       0.00       (0.07)         0.00
    Distributions in Excess of Net
      Investment........................     0.00       0.00      (0.03)       0.00          0.00
    Distributions (from Net Realized
      Gain).............................     0.00       0.00      (2.80)      (0.66)         0.00
    Distributions in Excess of Net
      Realized Gain.....................     0.00       0.00       0.00        0.00          0.00
                                           ------     ------     ------     -------       -------
    Total Distributions.................     0.00       0.00      (2.83)      (0.73)         0.00
NET ASSET VALUE, END OF PERIOD..........   $ 8.13     $10.14     $10.12     $ 11.87       $ 11.90
Total Return............................   (19.82)%     0.20%      6.41%       6.11%        19.00%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period (000's)...   $7,397     $6,560     $5,298     $ 9,452       $21,088
    Average Net Assets for the Period
      (000's)...........................   $7,935     $7,109     $8,107     $20,263       $15,055
    Ratio of Expenses to Average Net
      Assets**..........................     1.96%      1.80%      1.81%       1.56%***      1.69%
    Ratio of Net Investment Income
      (Loss) to Average Net Assets**....     0.55%      0.18%     (0.53)%     (0.26)%***     1.92%
    Portfolio Turnover Rate.............    84.49%     62.17%     70.65%     113.55%         7.29%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

*** Includes reimbursement for fees and expenses. If these fees and expenses had not been reimbursed, the ratio of expenses to average net assets would have been 2.10% and the ratio of net investment income to average net assets would have been (0.80%).

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 66

                              FINANCIAL HIGHLIGHTS
                       ICON SHORT-TERM FIXED INCOME FUND

    For the period from February 7, 1997 (commencement of operations) through September 30, 1997 and the fiscal years ended September 30, 1998, 1999, 2000 and 2001:

                                         2001       2000       1999          1998          1997
                                       --------   --------   --------      --------      --------
Net Asset Value, Beginning of
  Period.............................  $  9.14     $ 9.15     $ 9.79       $ 10.03       $  10.00
INCOME FROM INVESTMENT OPERATIONS:
    Net Investment Income (Loss)*....     0.26       0.39       0.43          0.76           0.47
    Net Gains or (Losses) on
      Securities (both Realized and
      Unrealized)....................     0.02       0.02      (0.12)        (0.14)          0.03
                                       -------     ------     ------       -------       --------
    Total from Investment
      Operations.....................     0.28       0.41       0.31          0.62           0.50
LESS DIVIDENDS AND DISTRIBUTIONS:
    Dividends (from Net Investment
      Income)........................    (0.28)     (0.39)     (0.65)        (0.53)         (0.47)
    Distributions in Excess of Net
      Investment Income..............     0.00       0.00       0.00          0.00           0.00
    Distributions (from Net Realized
      Gain)..........................     0.00      (0.03)     (0.30)        (0.33)          0.00
    Distributions in Excess of Net
      Realized Gain..................     0.00       0.00       0.00          0.00           0.00
                                       -------     ------     ------       -------       --------
    Total Distributions..............    (0.28)     (0.42)     (0.95)        (0.86)         (0.47)
NET ASSET VALUE, END OF PERIOD.......  $  9.14     $ 9.14     $ 9.15       $  9.79       $  10.03
Total Return.........................     3.15%      4.45%      3.54%         6.55%          3.18%
RATIOS/SUPPLEMENTAL DATA:
    Net Assets, End of Period
      (000's)........................  $20,338     $5,386     $5,111       $ 5,350       $ 81,382
    Average Net Assets for the Period
      (000's)........................  $ 6,276     $5,367     $4,658       $17,542       $128,897
    Ratio of Expenses to Average Net
      Assets**.......................     1.52%      1.52%      1.06%****     0.11%***       1.10%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets**.......................     2.85%      4.16%      4.42%****     5.66%***       4.66%
    Portfolio Turnover Rate..........        0%     53.26%     53.22%       163.75%        297.62%

*   Calculated Using Average Share Method

**  Annualized for Periods Less Than a Year

*** Includes change in accounting estimate. If this change had not been made, the ratio of expenses to average net assets would have been 0.84% and the ratio of net investment income to average net assets would have been 4.93%.

****Includes change in accounting estimate. If this change had not been made, the ratio of expenses to average net assets would have been 1.48% and the ratio of net investment income to average net assets would have been 4.00%.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 67

NOTICE OF PRIVACY POLICIES AND PROCEDURES

We collect non-public personal information about you from you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, social security number, account information and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call us at 1-800-828-4881.

This notice applies to Meridian Investment Management Corporation; ICON Funds; and Meridian Clearing Corporation, distributor for the ICON Funds.

-------------------------------------------------------------------

  ICON Funds  Prospectus Page 68

                                [LOGO] ICONFUNDS

Offered By This Prospectus:

U.S. EQUITY FUNDS


ICON Materials Fund (formerly ICON Basic Materials Fund) - ICBMX
ICON Consumer Discretionary Fund (formerly ICON Consumer Cyclicals Fund) - ICCCX
ICON Energy Fund - ICENX
ICON Financial Fund (formerly ICON Financial Services Fund) - ICFSX
ICON Healthcare Fund - ICHCX
ICON Leisure and Consumer Staples Fund (formerly ICON Leisure Fund) - ICLEX
ICON Information Technology Fund (formerly ICON Technology Fund) - ICTEX
ICON Telecommunication & Utilities Fund - ICTUX
ICON Industrials Fund (formerly ICON Transportation Fund) - ICTRX


FIXED INCOME FUND


ICON Short-Term Fixed Income Fund - ICSTX


INTERNATIONAL EQUITY FUNDS


ICON Asia-Pacific Region Fund (formerly ICON Asia Region Fund) - ICARX
ICON North Europe Region Fund - ICNEX
ICON South Europe Region Fund - ICSEX
ICON Western Hemisphere Fund


Offered By A Separate Prospectus:

U.S. EQUITY FUND


ICON Fund  I Share - ICNIX  C Share - ICNCX



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
INVESTMENT ADVISER......................  Meridian Investment Management Corporation
ADMINISTRATOR...........................  Meridian Investment Management Corporation
DISTRIBUTOR.............................  Meridian Clearing Corporation
INDEPENDENT ACCOUNTANTS.................  PricewaterhouseCoopers LLP
COUNSEL.................................  Charles W. Lutter, Jr.
TRANSFER AGENT..........................  US Bancorp Fund Services LLC
CUSTODIAN...............................  US Bank N.A.


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  ICON Funds  Prospectus Page 69

                                [LOGO] ICONFUNDS

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds'
Annual and Semi-Annual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance in these reports. In addition, a current Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange
Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semi-Annual Reports and the SAI from the ICON
Funds:

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
BY TELEPHONE     Call 1-888-389-4266

BY MAIL          ICON Funds
                 c\o Meridian Investment Management Corporation
                 5299 DTC Boulevard, Suite 1200
                 Greenwood Village, Colorado 80111

IN PERSON        Meridian Investment Management Corporation
                 5299 DTC Boulevard, Suite 1200
                 Greenwood Village, Colorado 80111

ON THE INTERNET  www.iconfunds.com or text-only
                 versions of Fund documents can be
                 viewed or downloaded from the
                 Securities and Exchange Commission's
                 Internet site at www.sec.gov


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
BY MAIL, E-MAIL OR IN PERSON FROM THE  Visit, write or e-mail:
SECURITIES AND EXCHANGE COMMISSION     SEC's Public Reference Section
(YOU WILL PAY A COPYING FEE)           Washington, D.C. 20549-0102
                                       (202) 942-8090 For hours of
                                       operation.
                                       e-mail address: publicinfo@sec.gov


                                              ICON Funds' SEC File No. 811-07883

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  ICON Funds  Prospectus Page 70

[LOGO] ICONFUNDS

FROM MERIDIAN INVESTMENT MANAGEMENT CORPORATION

5299 DTC Boulevard
Suite 1200
Greenwood Village, CO 80111
Telephone: (303) 790-1600
Toll-Free: (888) 389-4266
Facsimile: (303) 799-8768
Web: www.iconfunds.com
E-Mail: icon@mimcorp.com

-----------------------------------------------

Distributed by
MERIDIAN CLEARING CORPORATION
5299 DTC Boulevard
Suite 1200
Greenwood Village, CO 80111

-----------------------------------------------

For more information contact
US BANCORP FUND SERVICES LLC
Toll-Free: (800) 764-0442

-----------------------------------------------

This prospectus does not
constitute an offering in
any jurisdiction in which
such an offering may not
lawfully be made. No person
is authorized to make any
representations in
connection with this
offering, other than those
contained in this
prospectus.

[ICON FUNDS LOGO]


                                JANUARY 30, 2002


                       STATEMENT OF ADDITIONAL INFORMATION

           ICON Fund

           ICON Materials Fund (formerly ICON Basic Materials Fund)
           ICON Consumer Discretionary Fund (formerly ICON Consumer Cyclicals
           Fund)
           ICON Energy Fund
           ICON Financial Fund (formerly ICON Financial Services Fund)
           ICON Healthcare Fund
           ICON Leisure and Consumer Staples Fund (formerly ICON Leisure Fund) ICON Information Technology Fund (formerly ICON Technology Fund) ICON Telecommunication & Utilities Fund
           ICON Industrials Fund (formerly ICON Transportation Fund)

           ICON Asia - Pacific Region Fund (formerly ICON Asia Region Fund) ICON North Europe Region Fund
           ICON South Europe Region Fund
           ICON Western Hemisphere Fund

           ICON Short-Term Fixed Income Fund


This Statement of Additional Information ("SAI") is not a prospectus. It relates to the Prospectus for the ICON Funds listed above, dated January 30, 2002, and the Prospectus for the ICON Fund, dated January 30, 2002, as they may be amended or supplemented from time to time. The SAI should be read in conjunction with the Prospectuses and Annual Reports, all of which may be obtained by writing the Adviser at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 or by calling 1-888-389-4266.

                                TABLE OF CONTENTS


THE ICON FUNDS                                                                 3

INVESTMENT POLICIES AND RESTRICTIONS                                           3

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS          5

TEMPORARY DEFENSIVE POSITION                                                  12

PORTFOLIO TURNOVER                                                            13

TRUSTEES AND OFFICERS                                                         13

PRINCIPAL SHAREHOLDERS                                                        14

THE INVESTMENT ADVISER                                                        15

ADMINISTRATIVE SERVICES                                                       17

CUSTODIAN                                                                     17

TRANSFER AGENT                                                                17

INDEPENDENT ACCOUNTANTS AND COUNSEL                                           17

DISTRIBUTOR                                                                   17

PORTFOLIO TRANSACTIONS--BROKERAGE ALLOCATION                                  18

PURCHASE AND REDEMPTION OF SHARES                                             19

DETERMINATION OF SHARE OFFERING PRICE                                         20

TAX STATUS                                                                    20
         TAXATION OF THE FUNDS--IN GENERAL                                    20
         TAXATION OF THE FUNDS' INVESTMENTS                                   20
         TAXATION OF THE SHAREHOLDER                                          20

OTHER TAX CONSIDERATIONS                                                      21

CALCULATION OF PERFORMANCE DATA                                               22
         TOTAL RETURN                                                         23
         YIELD                                                                24
         NONSTANDARDIZED TOTAL RETURN                                         24

ADDITIONAL INFORMATION REGARDING THE FUNDS                                    24

FINANCIAL STATEMENTS                                                          26

                                 THE ICON FUNDS

         The ICON Funds are mutual funds registered with the SEC. ICON Funds was organized as a "business trust" under the laws of the Commonwealth of Massachusetts on September 19, 1996. There are numerous series within the Funds. Each of the ICON U.S. Equity, International Equity and Short-Term Fixed Income Funds represents a separate non-diversified portfolio of securities. The ICON Fund is a diversified portfolio and a separate series of the Trust.

                      INVESTMENT POLICIES AND RESTRICTIONS

         The Prospectus describes the investment objective of each of the Funds and the principal investment policies and strategies used to achieve that objective. It also describes the principal risks of investing in each Fund.

         This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

         Each Fund has adopted investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. This means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

         No Fund may:

         (1) Issue senior securities.

         (2) Borrow money, except that the Fund may borrow not in excess of 33 1/3% of the total assets of the Fund from banks as a temporary measure for extraordinary purposes.

         (3) Underwrite the securities of other issuers.

         (4) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

         (5) Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

         (6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's net assets.

         (7) Purchase any security on margin, except that it may obtain short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity utilizing financial futures and related options.

         (8) Make short sales in situations where the security is not owned by a Fund.

         (9) Acquire more than 10% of the voting securities of any one issuer.

         (10) Invest more than 5% of the value of its total assets, with respect to 50% of a Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         The following investment restrictions may be changed by the Board of Trustees without a shareholder vote:

         No Fund may:

         (11) Invest in companies for the purpose of exercising control of management.

         (12) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

         (13) Invest more than 15% of its net assets in illiquid securities.

         (14) Invest in oil, gas or other mineral leases.

         (15) In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

         (16) Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

         (17) If characterized as a short-term fixed income fund, maintain a dollar weighted average maturity that exceeds three years.

         (18) If its name suggests that it focuses its investments in a particular country or geographic region, invest less than 80% of the value of its assets in investments that are tied economically to the particular country or geographic region suggested by the Fund's name.

         (19) If its name suggests that it focuses its investments in a particular country or geographic region, change its investment policy to invest under normal circumstances not less than 80% of its Assets in the particular country or geographic region suggested by the Fund's name unless it has provided the Fund's shareholders with at least 60 days prior notice of any such policy change. Any notice provided pursuant to this paragraph shall:

         (a) be provided in plain English in a separate written document;
         (b) contain the following prominent statement, or similar clear and understandable statement, in bold-face type: "IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY"; and
         (c) said statement shall appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to investors, that the statement will appear either on the notice or on the envelope in which the notice is delivered.

         (20) If its name suggests that it focuses its investments in a particular sector, change its investment policy to invest under normal circumstances not less than 80% of its Assets in the particular sector suggested by its name unless it has provided the Fund's shareholders with at least 60 days prior notice of any such policy change. Any notice provided pursuant to this paragraph shall conform to the requirements of paragraphs (19)(a)-(c) of this section.

         If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these restrictions.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques it may use, as described in the Prospectus.

         EQUITY SECURITIES: Except for the Short-Term Fixed Income Fund, each Fund may invest in equity securities, including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

         DEBT SECURITIES: Each Fund may temporarily invest in short-term debt securities. Each Fund will limit its investment in fixed income securities to corporate debt securities and U.S. government securities. Debt securities are generally considered to be interest rate sensitive. This means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

         CORPORATE DEBT SECURITIES: Corporate debt securities are long and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Funds will only invest in corporate debt securities rated A or higher by Standard & Poor's Corporation or Moody's Investors Services, Inc.

         U.S. TREASURY OBLIGATIONS: U.S. Treasury obligations consist of bills, notes, and bonds issued by the U.S. Treasury as well as separately traded interest and principal component parts of those obligations, known as Separately Traded Registered Interest and Principal Securities ("STRIPS") that are transferable through the federal book-entry system.

         U.S. TREASURY STRIPS: U.S. Treasury STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security for both accounting and tax purposes. Because of these features, those securities may be subject to greater interest rate volatility than interest-paying investments.

         U.S. GOVERNMENT OBLIGATIONS: U.S. Government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

         FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS: A Fund will direct its Custodian to place cash or U.S. Government obligations in a separate account of the Fund in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Fund will direct its Custodian to place the securities in a separate account. A Fund will direct its Custodian to segregate such assets for when, as and if issued commitments only when it determines that issuance of the security is probable. When a separate account is maintained, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions.

         Commitments to purchase securities on a when, as and if issued basis will not be recognized in the portfolio of a Fund until the Advisor determines that issuance of the security is probable. At such time, a Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.

         Securities purchased on a forward commitment basis and subject to reverse repurchase agreements are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way; i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, a Fund remains substantially fully invested at the same time that it has purchased on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

         LEVERAGING: Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

         PUT AND CALL OPTIONS: Each Fund may purchase and sell futures contracts and options (i) to hedge against changes in market conditions; and (ii) to provide market exposure while attempting to reduce transaction costs.

         PURCHASING PUT OPTIONS: Each Fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

         By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

         WRITING PUT OPTIONS: When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position.

         If the underlying prices rise, a put writer would generally expect to profit. Although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

         PURCHASING CALL OPTIONS: Each Fund may purchase call options on securities which each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. Each Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

         SELLING (OR WRITING) COVERED CALL OPTIONS: Each Fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the hedged security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

         COMBINED POSITIONS: A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES: Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

         Options and futures prices also can diverge from the prices of their underlying instruments or precious metals, even if the underlying instruments or precious metals match the Fund's investment well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument or precious metal, and the time remaining until expiration of the contract, which may not affect the security or the precious metal prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities or precious metal markets, structural differences in how options and futures and securities or precious metal are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities or precious metal it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities or precious metals, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS: There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their "strike" prices are not close to the underlying instrument or precious metal's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired.

         CLOSING TRANSACTIONS: Each Fund may dispose of an option written by the Fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the Fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will have the effect of terminating the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the Fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. A Fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

         LIMITATIONS: Each Fund will purchase and sell only options that are listed on a securities exchange or quoted on NASDAQ. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect a futures or option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.

         INDEX FUTURES CONTRACTS AND RELATED OPTIONS: In order to remain fully invested, and to reduce transaction costs, each Fund may purchase and sell index futures contracts or purchase and sell options thereon as a hedge against changes in market conditions. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities are made.

         SEGREGATED ASSETS AND COVERED POSITIONS: When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed delivery basis, a Fund will restrict cash, which may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

         The restricted cash or liquid securities will either be identified as being restricted in a Fund's accounting records or physically segregated in a separate account at US Bank, the Fund's custodian. For the purpose of determining the adequacy of the liquid securities which have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a Fund.

         Fund assets need not be segregated if a Fund "covers" the futures contract or call option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. A Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established. A Fund could cover a call option which it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

         OTC OPTIONS: Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and "strike" price, the terms of over-the-counter options i.e., options not traded on exchanges ("OTC options"), generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. The risk of illiquidity also is greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

         ILLIQUID INVESTMENTS: Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Advisor determines the liquidity of a Fund's investments and, through reports from the Advisor, the Board monitors trading activity in illiquid investments. In determining the liquidity of the Fund's investments, the Advisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Investments currently considered by the Trust to be illiquid include repurchase agreements not entitling the holder to payments of principal and interest within seven days, over-the-counter options, and restricted securities. However, with respect to OTC options which the Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. If, through a change in values, net assets or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

         FOREIGN SECURITIES: Each International Fund invests in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from those securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. Further, prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

         Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

         Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

         The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

         The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to those restrictions.

         FOREIGN CURRENCY TRANSACTIONS: Investments in foreign companies usually involve use of currencies of foreign countries. A Fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the Fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

         All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

         A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

         The Fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

         A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

         A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

         A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure.

         A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

         A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

         On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

         The Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

         The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

         SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS: Each Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (often a month or more later). Each Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring those securities, but the Fund may sell these securities before the settlement date if is deemed advisable. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and Fund bears the risk of market value fluctuations. Each Fund maintains, in a segregated account, cash, U.S. Government securities, or other high-grade portfolio securities readily convertible into cash having an aggregate value at least equal to the amount of purchase commitments.

         REPURCHASE AGREEMENTS: Each Fund may invest in repurchase agreement. In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is, in effect, secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. Any repurchase transaction in which the Fund engages will require collateralization equal to at least 102% of the Seller's obligation during the entire term of the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser.

         ILLIQUID AND RULE 144A SECURITIES: Each Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities include securities that have no readily available market quotations and cannot be disposed of promptly (within seven days) in the normal course of business at a price at which they are valued. Certain restricted securities that are not registered for sale to the general public, but that can be resold to dealers or institutional investors ("Rule 144A Securities"), may be purchased without regard to the foregoing limitation if a liquid institutional trading market exists. The liquidity of a Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Trust's Board of Trustees has delegated to the Adviser, the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the Board.

         LOANS OF PORTFOLIO SECURITIES: Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and will require that proxies and other materials be provided in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. A Fund will not lend securities with an aggregate market value of more than one-third of the Fund's net assets.

         RESTRICTED SECURITIES: Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where the registration is required, a Fund holding restricted securities may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

                          TEMPORARY DEFENSIVE POSITION

         In seeking its primary investment objective of capital appreciation, a Fund may expect that it generally will hold investments for at least six months. However, if the Adviser concludes that economic, market, or industry conditions warrant major adjustments in any Fund's investment positions or if unusual market conditions or developments dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund.

                               PORTFOLIO TURNOVER

         The Adviser buys and sells securities for the Funds to accomplish its investment objectives. The Funds' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Funds' investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity. A change in the securities held by a Fund is known as "portfolio turnover." It is anticipated that portfolio turnover for each Fund will generally not exceed 100%. However, the Funds are to be used by other investment advisers allocating client assets between various sectors or countries. If those advisers move client assets in and out of a Fund, that Fund's portfolio turnover rate could be significantly greater. Portfolio turnover rates for prior fiscal periods are set forth in the "Financial Highlights" portion of the prospectus.

                              TRUSTEES AND OFFICERS

         The Funds are supervised by a Board of Trustees who are responsible for major decisions about the Funds' policies and overall Fund oversight. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

NAME, AGE AND ADDRESS               POSITION                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Craig T. Callahan*                  President and Trustee     President of Meridian Management &
Age: 50                             (Since Inception)         Research Corporation, President and
52 Glenmoor Way                                               Chief Investment Officer of the
Englewood, CO 80110                                           Adviser and President of Meridian
                                                              Clearing Corporation, the principal
                                                              underwriter for the Funds.

R. Michael Sentel                   Trustee, Audit            Senior Attorney for U.S. Department of
Age: 53                             Committee Member          Education since October 1996; owner of
15663 Wedge Way                     (Since Inception)         Sentel & Company from 1994 to present;
Morrison, CO 80465                                            Counsel (Section Chief) of Professional
                                                              Liability Section of FDIC's Rocky
                                                              Mountain Litigation Division from 1991
                                                              to 1994.

James W. Hire                       Trustee, Audit            Principal of Hire & Associates since
Age: 53                             Committee Member          1988. Managing Partner, H&Co Hospitality
5761 Harborage Drive                (Since Inception)         LLC since 2000.
Ft. Myers, FL 33908

Glen F. Bergert                     Trustee, Audit            President, Venture Capital Management
Age: 51                             Committee Member          LLC since 1997; Partner, KPMG Peat
1010 Brentwater Road                (Since February 1999)     Marwick, LLP from 1979 to 1997.
Camp Hill, PA 17011

Erik L. Jonson, CPA                 Vice President and        Chief Financial Officer and Secretary of
Age: 52                             Chief Financial           Meridian Management & Research
9465 West Geddes Pl.                Officer, Chief            Corporation 1996 to present, owner of Erik L.
Littleton, CO 80112                 Accounting Officer        Jonson, CPA from 1986 to 1996.


                                       13

NAME, AGE AND ADDRESS               POSITION                  PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
John Gregory Scott                  Vice President and        Chief Legal Officer of the Adviser since
Age: 35                             Secretary of the Trust    September 2000; prior thereto Mr.
6386 South Valleyview Street                                  Scott practiced law with Hall & Evans,
Littleton, CO 80120                                           L.L.C from December 1998 to September
                                                              2000 and with Kennedy & Christopher, P.C.
                                                              from June to December 1998 (both in
                                                              Denver, CO); prior thereto he was a Judge
                                                              Advocate in the U.S. Marine Corps, Camp
                                                              Pendleton, CA from October 1995 to June
                                                              1998; U.S. Marine Corps officer since
                                                              1987.

         The compensation paid to the Trustees of the Trust during the fiscal year ended September 30, 2001, is set forth in the following table. Trustee fees are Trust expenses and each fund of the Trust pays a portion of the Trustee fees.

                                   AGGREGATE      PENSION OR RETIREMENT        ESTIMATED ANNUAL      TOTAL COMPENSATION FROM
                              COMPENSATION FROM     ACCRUED AS PART OF          BENEFITS UPON      TRUST (THE TRUST IS NOT IN A
NAME                                 TRUST           FUND EXPENSES               RETIREMENT                FUND COMPLEX)
-------------------------------------------------------------------------------------------------------------------------------
Craig T. Callahan                 $      0                  $0                     $0                   $     0
R. Michael Sentel                 $ 10,000                  $0                     $0                   $ 10,000
James W. Hire                     $ 10,000                  $0                     $0                   $ 10,000
Glen F. Bergert                   $ 10,000                  $0                     $0                   $ 10,000
                                   -------                  --                     --                   --------
TOTAL                             $ 30,000                  $0                     $0                   $ 30,000
                                   =======                  ==                     ==                   ========


                             PRINCIPAL SHAREHOLDERS

         As of September 30, 2001, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds except:

                                                                                                 AMOUNT
RECORD OWNER                                         FUND NAME                                    OWNED
----------------------------------------------------------------------------------------------------------
Charles Schwab & Co., Inc.          ICON Energy Fund                                             55.77%
101 Montgomery Street               ICON Financial Fund
San Francisco, CA 94104             (formerly ICON Financial Services Fund)                      44.97%
                                    ICON Information Technology Fund
                                    (formerly ICON Technology Fund)                              21.24%
                                    ICON Healthcare Fund                                         28.10%
                                    ICON Industrials Fund                                         6.91%
                                    (formerly ICON Transportation Fund)
                                    ICON Telecommunication & Utilities Fund                       9.37%
                                    ICON North Europe Region Fund                                16.01%
                                    ICON South Europe Region Fund                                29.17%

National Investor Services Corp.    ICON Energy Fund                                             14.65%
55 Water Street, Floor 32           ICON Asia - Pacific Region Fund
New York, NY 10041                  (formerly ICON Asia Region Fund)                             24.48%
                                    ICON North Europe Region Fund                                 6.25%


                                       14

                                                                                                 AMOUNT
RECORD OWNER                                         FUND NAME                                    OWNED
----------------------------------------------------------------------------------------------------------
Resources Trust Corp.               ICON Materials Fund
P.O. Box 5900                       (formerly ICON Basic Materials Fund)                         81.35%
Denver, CO 80217                    ICON Consumer Discretionary Fund
                                    (formerly ICON Consumer Cyclicals Fund)                      79.58%
                                    ICON Financial Fund
                                    (formerly ICON Financial Services Fund)                      31.57%
                                    ICON Healthcare Fund                                         44.49%
                                    ICON Leisure and Consumer Staples Fund
                                    (formerly ICON Leisure Fund)                                 78.69%
                                    ICON Information Technology Fund
                                    (formerly ICON Technology Fund)                              44.10%
                                    ICON Telecommunication & Utilities Fund                      71.05%
                                    ICON Industrials Fund
                                    (formerly ICON Transportation Fund)                          76.84%
                                    ICON Asia - Pacific Region Fund
                                    (formerly ICON Asia Region Fund)                             43.68%
                                    ICON North Europe Region Fund                                55.32%
                                    ICON South Europe Region Fund                                50.08%
                                    ICON Short-Term Fixed Income Fund                            82.39%
                                    ICON Fund                                                    54.27%

FTC & Co                            ICON Financial Fund                                           5.18%
Datalynx House Account              (formerly ICON Financial Services Fund)
P.O. Box 173736
Denver, CO 80127-3736

MAC & Co. A/C MYCF HOME             ICON North Europe Region Fund                                 5.23%
Mutual Fund Operations              ICON South Europe Region Fund                                 5.91%
P.O. Box 3198                       ICON Fund                                                     6.56%
Pittsburgh, PA 15230-3198


         These broker-dealers and/or trust company custodians hold the shares for the benefit of their customers. The Trust is not aware of any person who beneficially owns more than 5% of the outstanding shares of any of the Funds. As of November 12, 2001, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of any Fund.

                             THE INVESTMENT ADVISER

         The Trust retains Meridian Investment Management Corporation, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 ("Meridian" or the "Adviser") to manage each Fund's investments. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Prior to January 2, 1999, Michael J. Hart and Dr. Craig T. Callahan each owned 50% of MM&R. In January 1999, Mr. Hart resigned and redeemed his shares of MM&R. As a result, Dr. Callahan became the sole owner of MM&R. He may be deemed to control the Adviser due to his ownership of MM&R shares and his position as an officer and director of the Adviser.

         As shown in the table above, Mr. Jonson and Mr. Scott hold positions with both the Adviser, its affiliates, and/or the Funds, but have no ownership positions with the Adviser or its affiliates.

         Under the terms of the Advisory Agreement, the Adviser manages the Funds' investments subject to approval of the Board of Trustees. As compensation for its management services, a Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% for the ICON U.S. Equity Funds of the average daily net assets;
1.00% for the ICON International Equity Funds; 0.65% for the ICON Fixed
Income Fund; and 0.75% for the ICON Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. Each Fund is responsible for the payment of all expenses incurred in connection with the organization and initial registration of shares of a Fund. Below is a table which shows the advisory fees paid during the Funds' most recent fiscal years.

         The Board of Trustees voted (including a majority of the "disinterested Trustees") and shareholder approval was given for the Advisory Agreement through October 1998. The Agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to each Fund, as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or (ii) by the Board of Trustees of the Trust, and/or by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. As of the date of this SAI, the Advisory Agreement has been continued through October 2002. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

                              ADVISORY FEE BY FUND


                                            2001       2000       1999
                                          --------   --------   --------
ICON Materials Fund
(formerly ICON Basic Materials Fund)      $245,084   $237,043   $171,976
ICON Consumer Discretionary Fund
(formerly ICON Consumer Cyclicals Fund)   $780,581   $463,947   $582,809
ICON Energy Fund                          $492,200   $295,547   $137,737
ICON Financial Fund
(formerly ICON Financial Services Fund)   $595,403   $435,253   $104,440
ICON Healthcare Fund                      $359,886   $387,220   $292,840
ICON Leisure and Consumer Staples Fund
(formerly ICON Leisure Fund)               $409,960   $181,431   $401,048
ICON Information Technology Fund
(formerly ICON Technology Fund)           $996,991   $564,226   $669,756
ICON Telecommunication & Utilities Fund   $135,297   $ 72,478   $ 98,701
ICON Industrials Fund
(formerly ICON Transportation Fund)       $557,548   $212,663   $244,119
ICON Asia - Pacific Region Fund
(formerly ICON Asia Region Fund)          $187,744   $326,119   $291,576
ICON North Europe Region Fund             $182,486   $294,019   $310,516
ICON South Europe Region Fund             $ 78,990   $ 71,170   $ 81,112
ICON Western Hemisphere Fund*                    0          0          0
ICON Fund                                 $191,174       --         --
ICON Short-Term Fixed Income Fund         $ 40,100   $ 35,324   $ 30,268

----------
*   (fund has not commenced operation)

         The Adviser retains the right to use the name "ICON" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act which was repealed in 1999 prohibited banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act was not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act did not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

                             ADMINISTRATIVE SERVICES

Under a separate written agreement, Meridian (as "Administrator") provides day-to-day administrative services to the Trust. The Administrator provides the Trust with office space, facilities and simple business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. Meridian compensates all personnel, officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates. From October 1996 until April 1, 1998, the Funds had retained an administrator other than Meridian. In April 1998, the Funds entered into a Co-Administration Agreement with Meridian and the prior administrator. As of March 1, 1999, the Funds have retained Meridian as the Administrator. Below is a table which shows the administration fees paid from inception.

Administrative Fee Paid to Prior Co-Administrator 10-1-98 through 2-28-99                        $ 30,135
Administrative Fee Paid to Meridian as Co-Administrator and Administrator 10-1-98
         through 9-30-99                                                                         $141,461
Administrative Fee Paid to Meridian as Administrator 10-1-99 through 9-30-00                     $180,149
Administrative Fee Paid to Meridian as Administrator 10-1-00 through 9-30-01                     $266,982

                                   DISTRIBUTOR

         Meridian Clearing Corporation, 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered on a continuous basis. Shares of all ICON Funds, except the ICON Fund, are no-load, no 12b-1 (distribution/shareholder service) fee. The Class C shares of the ICON Fund carry a 1.00% 12b-1 fee and the Class I shares carry a 0.25% 12b-1 fee.

         The rule 12b-1 plan adopted by the Trust compensates the Distributor regardless of expenses incurred by the Distributor. The Board of Trustees for the ICON Funds reviews expenditures made by the Distributor related to distribution of ICON Fund shares on a quarterly basis. During the fiscal year ended September 30, 2001, the Distributor was compensated $57,649.67 in conjunction with the sale and distribution of the ICON Fund I shares. During that same period, the Distributor was compensated $24,596.22 for the sale and distribution of ICON Fund C shares.


                                    CUSTODIAN

         US Bank, N.A. Milwaukee, Post Office Box 701, Milwaukee, Wisconsin 53201, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

                                 TRANSFER AGENT

         US Bancorp Fund Services, LLC, Post Office Box 701, Milwaukee, Wisconsin 53201, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent accountants for the Trust for the fiscal year ending September 30, 2002. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is independent legal counsel to the Trust.

                  PORTFOLIO TRANSACTIONS--BROKERAGE ALLOCATION

The Advisory Agreement between the Trust and the Adviser requires that the Adviser, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided to the Trust and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be obtained in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided--viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. In such case, the Board of Trustees will review the commissions paid by each Fund of the Trust to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits obtained. The advisory fee of the Adviser would not be reduced by reason of its receipt of such brokerage and research services. To the extent that research services of value are provided by broker/dealers through or with whom the Trust places portfolio transactions the Adviser may be relieved of expenses which it might otherwise bear.

         The types of research that the Adviser may receive include, but are not limited to, portfolio management and trading software, financial information databases and periodic financial information reports, products providing information about individual companies necessary for implementation of the Adviser's value investment methodology, and other products that may provide lawful and appropriate assistance to the adviser in carrying out its investment decision making responsibilities or are otherwise permitted by section 28(e) of the Securities Exchange Act of 1934. If the Adviser uses commission dollars to purchase products that also provide administrative or non-research assistance, it will make a periodic good faith allocation of anticipated use, and pay an appropriate percentage of the cost of the product out of its own funds. The Adviser does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide.

         The Trust may, in some instances, purchase securities that are not listed on a national securities exchange or quoted on NASDAQ, but rather are traded in the over-the-counter market. When the transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

         The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. The aggregate dollar amount of brokerage fees paid by the Funds for the most recent fiscal years are as follows:

                                            2001       2000       1999
                                          --------   --------   --------
ICON Materials Fund
(formerly ICON Basic Materials Fund)      $ 99,562   $ 71,972   $ 91,777
ICON Consumer Discretionary Fund
(formerly ICON Consumer Cyclicals Fund)   $303,869   $125,478   $ 76,184
ICON Energy Fund                          $149,539   $139,725   $ 25,661
ICON Financial Fund
(formerly ICON Financial Services Fund)   $213,222   $115,643   $ 24,563
ICON Healthcare Fund                      $134,449   $ 78,196   $100,929
ICON Leisure and Consumer Staples Fund
(formerly ICON Leisure Fund)              $191,190   $ 66,762   $128,109


                                       18

                                            2001       2000       1999
                                          --------   --------   --------
ICON Information Technology Fund
(formerly ICON Technology Fund)           $258,784   $140,598   $114,662
ICON Telecommunication & Utilities Fund   $ 34,395   $  7,881   $ 24,532
ICON Industrials Fund
(formerly ICON Transportation Fund)       $164,309   $ 34,454   $ 26,200
ICON Asia - Pacific Region Fund
(formerly ICON Asia Region Fund)          $ 36,584   $116,552   $ 65,179
ICON North Europe Region Fund             $ 43,006   $ 28,699   $ 93,816
ICON South Europe Region Fund             $ 24,023   $ 20,791   $ 33,177
ICON Western Hemisphere Fund*                    0          0          0
ICON Fund                                 $113,765       --         --

----------
*   (fund has not commenced operations)


         Year over year differences in brokerage fees paid are the result of internal and external actions. Internal action is the Adviser repositioning fund assets to different industries and/or sectors. External action is assets moving in or out of a fund due to purchases and redemptions of a fund's shares. Many share transactions are the result of external investment advisers moving client monies (advisers that use funds for industry sector allocation or rotation).

                        PURCHASE AND REDEMPTION OF SHARES

         There is no sales charge on the purchase of Fund shares. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the Prospectus. Shares of any Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest any amount as often as they wish; however, the minimum investment in any one Fund is $1,000. Subject to the minimum investment amount, shares may also be purchased by exchange.

         The Funds have authorized one or more brokers to accept purchase orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Funds' behalf. The Funds will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A purchase order will be priced at the respective Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

         The Funds have also authorized one or more brokers to accept redemption orders on the Funds' behalf. Such brokers are authorized to designate other intermediaries to accept redemption orders on the Funds' behalf. The Funds will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A redemption order will be priced at the respective Fund's net asset value next calculated after the order has been accepted by an authorized broker or the broker's authorized designee.

         It is possible that in the future conditions may exist which would, in the opinion of the Funds' Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

         Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the Prospectus.

                      DETERMINATION OF SHARE OFFERING PRICE

         Under normal circumstances, the price (net asset value) of the shares of a Fund is determined as of 4:00 p.m., Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds' securities to materially affect the net asset value. In the event markets close early (such as on the eve of a holiday), net asset value per share will be determined as of such earlier time. The Funds are open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "About Your Account" in the Prospectus.

                                   TAX STATUS

TAXATION OF THE FUNDS--IN GENERAL

  As stated in the prospectuses, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Generally, a fund will not be subject to federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year. The Funds intend to distribute substantially all of such income.

         To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

         The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

         The Funds' ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the Funds' income for purposes of the 90% test, and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and time rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

TAXATION OF THE SHAREHOLDER

         Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. To the extent that a Fund's net investment income does not arise from dividends on domestic common or preferred stock, the Fund's distributions will not qualify for the 70% corporate dividends-received deduction.

         Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

         A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Portfolio) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long term capital gain recognized.

                            OTHER TAX CONSIDERATIONS

          Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

         There is a possibility that a foreign country (e.g., China with exchange control regulations) may restrict or limit the ability of a Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders. Those kind of restrictions or limitations could impact a Fund's ability to meet the distribution requirements described above.

         If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. Federal income tax purposes, and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of those shares, even if that income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. This type of income would be subject to the distribution requirements described above even if the Fund did not receive any income to distribute.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES

         Under the IRS Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects those receivables or pays those liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other net investment income during a taxable year, any distributions made by the Fund could be re-characterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that those distributions exceed those shareholder's bases, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

         Forward currency contracts and certain options entered into by the Funds may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the Funds on forward currency contracts or on the underlying securities and cause losses to be deferred. Transactions in forward currency contracts may also result in the loss of the holding period of underlying securities. The Funds may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the Funds to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES

         Income received by the Funds from sources within other countries in which the issuers of securities purchased by the Funds are located, may be subject to withholding and other taxes imposed by those countries.

         If a Fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders those foreign taxes paid. However, there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of a fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for an election with the IRS to "pass-through" to the fund's shareholders the amount of foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund; (2) treat his pro rata share of foreign taxes as having been paid by him; and (3) either deduct his pro rata share of foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, the notification will designate (a) the shareholder's portion of the foreign taxes paid to each country; and (b) the portion of dividends that represents income derived from sources within each country.

          The amount of foreign taxes for which a shareholder may claim a credit in any year is subject to an overall limitation which is applied separately to "passive income," which includes, among other types of income, dividends and interest. However this limitation does not apply to individual shareholders to the extent of limits established under the code.

         The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

                         CALCULATION OF PERFORMANCE DATA

UNDERSTANDING PERFORMANCE INFORMATION

         This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports, advertisements, promotional materials, and the media. Each of the Funds may compare its performance to that of other mutual funds with similar investment objectives and to stock or other indices. Past performance is not representative of future performance.

         Total Return tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price, and assumes that all dividends and capital gains (if any) paid during the period were re-invested in additional shares.

         Cumulative Total Return is the actual return of an investment for a specific time period. A cumulative return does not reflect how much the value of the investment may have fluctuated during the period.

         Average Annual Return is hypothetical and should not be confused with actual yearly results. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the fund's performance had been constant over the entire period.

TOTAL RETURN

         A fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

               n
         P(1+T)  = ERV

         Where:   P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

         The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

         Pursuant to Item 21 of Form N-1A the Trust is providing average annual Total Returns for the active Funds for the one year period ended September 30, 2001.

                                                                                           AVERAGE
                                                                                            ANNUAL
         FUND                                                                           TOTAL RETURN
         ----                                                                           ------------
         ICON Materials Fund (formerly ICON Basic Materials Fund)                          -11.07%
         ICON Consumer Discretionary Fund (formerly ICON Consumer
                  Cyclicals Fund)                                                           -2.93%
         ICON Energy Fund                                                                   -6.53%
         ICON Financial Fund (formerly ICON Financial Services Fund)                         9.57%
         ICON Healthcare Fund                                                                3.39%
         ICON Leisure and Consumer Staples Fund (formerly ICON Leisure Fund)                 2.26%
         ICON Information Technology Fund (formerly ICON Technology Fund)                  -32.90%
         ICON Telecommunication & Utilities Fund                                           -18.74%
         ICON Industrials Fund (formerly ICON Transportation Fund)                          -5.55%
         ICON Asia - Pacific Region Fund (formerly ICON Asia Region Fund)                  -33.56%
         ICON North Europe Region Fund                                                     -30.29%
         ICON South Europe Region Fund                                                     -19.82%
         ICON Short-Term Fixed Income Fund                                                   3.15%
         ICON Fund                                                                            NA

         A fund's investment performance will vary depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the fund's performance to those of other investment companies or investment vehicles. The risks associated with the fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

YIELD
         A fund may also advertise performance in terms of a 30 day yield quotation. The 30 day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                               6
         YIELD = 2 [(A - B + 1)  - 1]
                     ---------
                         CD

         Where:   A   =   dividends and interest earned during the period
                  B   =   expenses accrued for the period (net of reimbursement)
                  C   =   the average daily number of shares outstanding during
                          the period that were entitled to receive dividends
                  D   =   the maximum offering price per share on the last day
                          of the period

         The yield for the 30-day period ended September 30, 2001, for the ICON Short-Term Fixed Income Fund was 1.734%.

NON-STANDARDIZED TOTAL RETURN

         A fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the fund's operations. In addition, the fund may provide non-standardized total return results for differing periods, such as for the most recent six months. Such non-standardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

                   ADDITIONAL INFORMATION REGARDING THE FUNDS

         The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

         Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

         The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

         As described in the prospectus, under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

         On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

         Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

         Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prosectuses, and this Statement of Additional Information shall be fully paid and non assessable.

         The Funds, Meridian, and Meridian Clearing Corporation have adopted a Code of Ethics under rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. With certain exceptions, the Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions. A copy of the Code is available upon request by calling 1-888-389-ICON or writing:


                   Meridian Investment Management Corporation
                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111

                              FINANCIAL STATEMENTS

         The audited Financial Highlights with respect to the following series of the ICON Funds for the year ended September 30, 2001, and for the period from the commencement of operations through September 30, 1997, 1998, 1999, and 2000 are found in Part A of this Registration Statement.

                                                                                  COMMENCEMENT
SERIES NAME                                                                       OF OPERATIONS
-----------                                                                       -------------
ICON Short-Term Fixed Income Fund                                               February 7, 1997
ICON North Europe Region Fund                                                   February 18, 1997
ICON South Europe Region Fund                                                   February 20, 1997
ICON Healthcare Fund                                                            February 24, 1997
ICON Asia - Pacific Region Fund (formerly ICON Asia Region Fund)                February 25, 1997
ICON Information Technology Fund (formerly ICON Technology Fund)                February 19, 1997
ICON Materials Fund (formerly ICON Basic Materials Fund)                           May 5, 1997
ICON Leisure and Consumer Staples Fund (formerly ICON Leisure Fund)                May 9, 1997
ICON Industrials Fund (formerly ICON Transportation Fund)                          May 9, 1997
ICON Financial Fund (formerly ICON Financial Services Fund)                        July 1, 1997
ICON Consumer Discretionary Fund (formerly ICON Consumer Cyclicals Fund            July 9, 1997
ICON Telecommunication & Utilities Fund                                            July 9, 1997
ICON Energy Fund                                                                November 5, 1997
ICON Fund - I Shares                                                            October 12, 2000
ICON Fund - C Shares                                                            November 28, 2000

         At September 30, 2001, the ICON Western Hemisphere Fund had not yet commenced operations.

         The financial statements for the fiscal period ended September 30, 2001, are hereby incorporated by reference from the Annual Report to Shareholders of that date which has been delivered with this Statement of Additional Information, unless previously provided. The Trust will promptly provide another copy, free of charge, upon request to:

                   Meridian Investment Management Corporation
                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111

                                       OR
                               call 1-888-389-ICON

--------------------------------------------------------------------------------
                                  PART C

                            OTHER INFORMATION
--------------------------------------------------------------------------------

                                   ICON FUNDS

PART C.       OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1) Master Trust Agreement dated September 19, 1996, is incorporated by reference from Registrant's Initial Registration Statement on Form N-1A filed with the Commission on October 28, 1996 (the "Initial Registration Statement").

  (2) Amendment No. 1 to Master Trust Agreement dated October 24, 1996, is incorporated by reference from Registrant's Initial Registration Statement.

  (3) Amendment No. 2 to the Master Trust Agreement dated December 18, 1996, incorporated by reference from Pre-effective amendment No. 1 to registrant's registration statement on Form N-1A filed with the Commission on December 19, 1996 ("Pre-effective Amendment").

  (4) Amendment No. 3 to the Master Trust Agreement dated February 18, 1999, is incorporated by reference from Post-Effective amendment
           No. 7 to Registrant's Registration Statement filed January 20, 2000.

  (5) Amendment No. 4 to the Master Trust Agreement dated June 28, 2000, is incorporated by reference from Post-Effective amendment No. 8 to Registrant's Registration Statement filed September 25, 2000.

  (6) Amendment No. 5 to the Master Trust Agreement dated August 16, 2000, is incorporated by reference from Post-Effective amendment No. 9 to Registrant's Registration Statement filed November 30, 2000.

  (7) Amendment No. 6 to the Master Trust Agreement dated February 13, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

  (8) Amendment No. 7 to the Master Trust Agreement dated August 1, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

     (b) By-Laws dated October 9, 1996, are incorporated by reference from Registrant's Initial Registration Statement.

     (c) Relevant parts, including Article V of the Master Trust Agreement dated September 19, 1996, is incorporated by reference from Registrant's Initial Registration Statement. Other instruments defining rights of security holders - Not applicable.

    (d) Advisory Agreement between Registrant and Meridian Investment Management Corporation dated October 9, 1996, is incorporated by reference from Registrant's Initial Registration Statement.

     (e) Distribution Agreement among Registrant, Meridian Investment Management Corporation, and Meridian Clearing Corporation dated December 1, 1999, is incorporated by reference from Post-Effective amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (f)     Bonus or profit sharing contracts - Not applicable

     (g)(1) Custodian Agreement between Registrant and Firstar Trust Company, including Global Custody arrangement with Chase Manhattan Bank is incorporated by reference from Registrant's Initial Registration Statement.

     (g)(2) May 2, 2001 Amendment to Global Custody Agreement with J.P. Morgan Chase is filed herewith.

--------------------------------------------------------------------------------
ICON Funds - Part C                                            Page 101 of 116

     (h)(1) Administrative Services Agreement between Registrant and Meridian Investment Management Corporation dated March 1, 1999, is incorporated by reference from Post-Effective amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

         (2) Transfer Agent Agreement between Registrant and Firstar Trust Company dated October 9, 1996, is incorporated by reference from Registrant's Initial Registration Statement.

         (3) Fund Accounting Servicing Agreement between Registrant and Firstar Trust Company dated October 9, 1996, is incorporated by reference from Registrant's Initial Registration Statement.

      (i) Opinion and Consent of Lynch, Brewer, Hoffman, & Sands, LLP is filed herewith.

      (j)(1) Consent of PricewaterhouseCoopers LLP, is filed herewith.

         (2) Power of Attorney for Trustees and Officers dated November 20, 2000 is incorporated by reference from Post-Effective amendment No. 9 to Registrant's Registration Statement filed November 30, 2000.

      (k)    Omitted financial statements - Not applicable.

      (l) Copy of Letter of Initial Stockholder is incorporated by reference to the Pre-effective Amendment.

      (m) Rule 12b-1 plan filed is incorporated by reference from Post-Effective amendment No. 8 to Registrant's Registration Statement filed September 25, 2000.

      (n) Rule 18f-3 plan is incorporated by reference from Post-Effective amendment No. 8 to Registrant's Registration Statement filed September 25, 2000.

      (o) Code of Ethics for ICON Funds, the Advisor and related entities is incorporated by reference from Post-Effective amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled "Administrative Services", "The Investment Advisor" and "Distributor".

ITEM 25.       INDEMNIFICATION

         Under Article VI of the Registrant's Master Trust Agreement, each of its Trustees and officers or person serving in such capacity with another entity at the request of the Registrant (a "Covered Person") shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other


--------------------------------------------------------------------------------
ICON Funds - Part C                                            Page 102 of 116
         proceeding, whether civil or criminal before any court or administrativeor legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or
         (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct").
         A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling
         Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or
         (b) as independent legal counsel in a written opinion.

ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Registrant's investment adviser, administrator and distributor is incorporated by reference to the Prospectus and SAI contained in Part A and Part B of this Registration Statement at the sections entitled "Organization and Management of the Fund" in the Prospectus, and "The Investment Advisor", "Administrative Services" and "Distributor" in the SAI.

ITEM 27.       PRINCIPAL UNDERWRITERS

         Meridian Clearing Corporation is the Registrant's principal underwriter. It receives no commissions or other compensation as underwriter. It is not an underwriter for any other investment company.

         Craig T. Callahan, 5299 DTC Boulevard, Suite 1200, Greenwood Village,

         Colorado 80111 owns 100% of Meridian Management and Research Corporation (MM+R). MM+R owns 100% of the Adviser. Dr. Callahan is the President and Chief Investment Officer of the Adviser. Dr. Callahan is a trustee, officer and President of the Funds.

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 5299 DTC Boulevard Suite 1200, Greenwood Village, CO 80111 and/or by the Registrant's Custodian, transfer and shareholder service agent, US Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

ITEM 29.       MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

         None.

ITEM 30.       UNDERTAKINGS

         Not Applicable.


--------------------------------------------------------------------------------
ICON Funds - Part C                                            Page 103 of 116

                                INDEX to EXHIBITS





        ITEM         DESCRIPTION

        (g)(2)       Amendment to Global Custody Agreement

        (i)          Opinion and Consent of Lynch, Brewer, Hoffman, & Sands, LLP

        (j)(1)       Consent of PricewaterhouseCoopers LLP
























--------------------------------------------------------------------------------
ICON Funds - Part C                                            Page 104 of 116

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on the 30 day of November, 2001.


                                    ICON Funds

                                    By: /s/ Craig T. Callahan
                                        ---------------------
                                            President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on November 30, 2001 by the following persons in the capacities indicated.





/s/ Craig T. Callahan                President and Trustee                              Jan 29, 2002
---------------------
CRAIG T. CALLAHAN


/s/ R. Michael Sentel*               Trustee                                            Jan 29, 2002
----------------------
R. MICHAEL SENTEL


/s/ James W. Hire*                   Trustee                                            Jan 29, 2002
------------------
JAMES W. HIRE


/s/ Glen F. Bergert*                 Trustee                                            Jan 29, 2002
--------------------
GLEN F BERGERT


/s/ Erik L. Jonson                   Vice President, Chief Accounting Officer           Jan 29, 2002
------------------                   and Chief Financial Officer
ERIK L. JONSON



*  By: /s/Charles W. Lutter, Jr.
      --------------------------
          Charles W. Lutter, Jr.
          Attorney-in-Fact






--------------------------------------------------------------------------------
ICON Funds - Part C                                            Page 105 of 116